                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C. 20549

                                   FORM T-1


               STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER
               THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                         DESIGNATED TO ACT AS TRUSTEE


                          BANK ONE, INDIANAPOLIS, NA
                          --------------------------
             (Exact name of trustee as specified in its charter)


                                  35-0943060
                                  ----------
                     (I.R.S. employer identification No.)


        111 MONUMENT CIRCLE - SUITE 1611, INDIANAPOLIS, INDIANA  46277
        ----------------------------------------------------------------
        (Address of Principal executive offices)              (Zip Code)


                           ========================


                            CARDINAL HEALTH, INC.
                            ---------------------
             (Exact name of obligor as specified in its charter)

              OHIO                                      31-0958666
- ---------------------------------               --------------------------
(State of other jurisdiction                     (I.R.S. employer
of incorporation or organization)                 identification No.)

  655 Metro Place South, Ste 925, Dublin, OH               43017
- ---------------------------------------------    -------------------------
  (Address of principal executive offices)               (Zip Code)

                               Debt Securities
- --------------------------------------------------------------------------
                     (Title of the indenture securities)

Item 1. General Information.

        Furnish the following information as to the Trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

                Comptroller of the Currency, Treasury Building, Washington, D.C. 20220
                Federal Deposit Insurance Corporation
                550 - 17th Street, N.W., Washington, D.C. 20429 Department of Financial Insititutions of the State of Indiana, State Office Building, Indianapolis, Indiana 46204

        (b)     Whether it is authorized to exercise corporate trust powers.

                IT IS SO AUTHORIZED.

Item 2. Affiliation with the Obligor.

        If the Obligor is an affiliate of the Trustee, describe each such affiliation.

        ROBERT D. WALTER, Chairman and Chief Executive Officer of
        Obligor, is a director of Banc One Corporation, the parent of the Trustee.
        JOHN F. HAVENS, a director of Cardinal, is the former Chairman and an honorary director of Banc One Corporation.

Item 3 through Item 15.

        The Obligor is not in default on any securities issued under indentures under which the applicant is trustee. Pusuant to General Instruction Paragraph B, the applicant is providing responses to Items 1, 2 and 16 of Form T-1.

Item 16. List of Exhibits

         List below all exhibits filed as a part of this statement of eligibility and qualification.

                1. A copy of the Articles of Association of the trustee as now in effect.

                2. A copy of the Certificate of authority of the trustee to commence business.

                3.  Contained in Exhibit 1.

                4.  A copy of the Bylaws of the trustee as now in effect.

                5.  Not applicable.

                6. The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939, as amended.

                7. A copy of the latest report of condition of the trustee published pursuant to the law or the requirements of its supervising or examining authority.

                8.  Not applicable.

                9.  Not applicable.

                                     NOTE

        In answering any item in this Statement of Eligibility and Qualification which relates to matters peculiarly within the knowledge of the obligor, or its directors or officers, or an underwriter for the obligor, the trustee has relied upon information furnished to it by the obligor and will rely on information to be furnished by such underwriter and the trustee disclaims responsibility for the accuracy or completeness of such information.

                                  SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, BANK ONE, INDIANAPOLIS, NA, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of INDINAPOLIS, and the State of INDIANA, on this 5TH day of JANUARY, 1995.


                                     BANK ONE, INDIANAPOLIS, NA


                                     By: Janet M. Gross
                                         ----------------------------------
                                         Janet M. Gross
                                         Vice President and Trust Officer




(CORPORATE SEAL)

ATTEST:


John H. Pease
- --------------------------------
John H. Pease
Vice President and Trust Officer

                                                                EXHIBIT 1



                  BANK ONE, INDIANAPOLIS, National Association

                            ARTICLES OF ASSOCIATION


       FIRST. The title of this Association, which shall carry on the business of banking under the laws of the United States, shall be "BANK ONE, INDIANAPOLIS, National Association."

       SECOND. The main office of this Association shall be in the City of Indianapolis, County of Marion, State of Indiana. The general business of the Association shall be conducted at its main office and its legally established branches.

       THIRD. The Board of Directors of this Association shall consist of not less than five nor more than twenty-five shareholders. At any meeting of the shareholders held for the purpose of electing Directors or changing the number thereof, the number of Directors may be determined, and the persons nominated to serve as Directors shall be elected, by a majority of the votes cast by the shareholders in person and by proxy. A majority of the Board of Directors shall be necessary to constitute a quorum for the transaction of business. The Board of Directors, by the vote of a majority of the full Board, may, between meetings of shareholders, increase the number of Directors within said limit of twenty-five and appoint qualified persons to fill vacancies thereby occurring; provided, however, that the authority of the Board to increase the number of Directors shall be limited to not more than two Directors in any one year.

       FOURTH. The regular annual meeting of the shareholders of this Association shall be held at its main banking house, or other convenient place duly authorized by the Board of Directors, on such day of each year as is specified in the By-Laws of this Association.

       FIFTH. The authorized amount of capital stock of this Association shall be Twenty Million Dollars ($20,000,000) divided into Two Million (2,000,000) shares of common stock of the par value of Ten Dollars ($10) each, but said capital stock may be increased or decreased from time to time in accordance with the provisions of the laws of the United States.

       If the capital stock is increased by the sale of additional shares thereof, each shareholder shall be entitled to subscribe for such additional shares in proportion to the number of shares of said capital stock owned by him at the time the increase is authorized by the shareholders, unless another time subsequent to the date of the shareholders' meeting is specified in a resolution adopted by the shareholders at the time the increase is authorized. The Board of Directors shall have the power to prescribe a reasonable period of time within which the pre-emptive rights to subscribe to the new shares of capital stock must be exercised.

       If the capital stock is increased by a stock dividend, each shareholder shall be entitled to his proportionate amount of such increase in accordance with the number of shares of capital stock owned by him at the time the increase is authorized by the shareholders, unless another time subsequent to the date of the shareholders' meeting is specified in a resolution adopted by the shareholders at the time the increase is authorized.

       The Association, at any time and from time to time, may authorize and issue debt obligations whether or not subordinated, without the approval of the shareholders.

       SIXTH. The Board of Directors shall appoint one of its members Chairman of the Board of this Association and one of its members President of this Association. The Board of Directors may also appoint one or more Directors to be Vice Chairmen of the Board and such Vice Chairmen, if appointed, shall perform such duties as may be designated by the Board of Directors. The Board of Directors shall have the power to appoint one or more Vice Presidents, a Cashier and such other officers and employees as may be required to transact the business of this Association; to fix the salaries to be paid to all officers of this Association and to dismiss any of such officers or employees and appoint others to take their places.

       The Board of Directors shall have the power to define the duties of officers and employees of this Association and to require adequate bonds from them for the faithful performance of their duties; to regulate the manner in which Directors shall be elected or appointed, and to appoint judges of the election; to make all By-Laws that may be lawful for the general regulation of the business of this Association and the management of its affairs; and generally to do and perform all acts that may be lawful for a Board of Directors to do and perform.

       Every person who is or was a Director, officer or employee of the Association or of any other corporation which he served as a Director, officer or employee at the request of the Association as part of his regularly assigned duties may be indemnified by the Association in accordance with the provisions of this paragraph against all liability (including, without limitation, judgments, fines, penalties, and settlements) and all reasonable expenses (including, without limitation, attorneys' fees and investigative expenses) that may be incurred or paid by him in connection with any claim, action, suit or proceeding, whether civil, criminal or administrative (all referred to hereafter in this paragraph as "Claims") or in connection with any appeal relating thereto in which he may become involved as a party or otherwise or with which he may be threatened by reason of his being or having been a Director, officer or employee of the Association or such other corporation, or by reason of any action taken or omitted by him in his capacity as such Director, officer or employee, whether or not he continues to be such at the time such liability or expenses are incurred, provided that nothing contained in this paragraph shall be construed to permit indemnification of any such person who is adjudged guilty of, or liable for, willful misconduct, gross neglect of duty or criminal acts, unless, at the time such indemnification is sought, such indemnification in such instance is permissible under applicable law and regulations, including published rulings of the Comptroller of the Currency or other appropriate supervisory or regulatory authority, and provided further that there shall be no indemnification of directors, officers, or employees against expenses, penalties, or other payments incurred in an administrative proceeding or action instituted by an appropriate regulatory agency which proceeding or action results in a final order assessing civil money penalties or requiring affirmative action by an individual or individuals in the form of payments to the Association. Every person who may be indemnified under the provisions of this paragraph and who has been wholly successful on the merits with respect to any Claim shall be entitled to indemnification as of right. Except as provided in the preceding sentence, any indemnification under this paragraph shall be at the sole discretion of the Board of Directors and shall be made only if the Board of Directors or the Executive Committee acting by a quorum consisting of Directors who are not parties to such Claim shall find or if independent legal counsel (who may be the regular counsel of the Association) selected by the Board of Directors or Executive Committee whether or not a disinterested quorum exists shall render their opinion that in view of all of the circumstances then surrounding the Claim, such indemnification is equitable and in the best interests of the Association. Among the circumstances to be taken into consideration in arriving at such a finding or opinion is the existence or non-existence of a contract of insurance or indemnity under which the Association would be wholly or partially reimbursed for such indemnification, but the existence or non-existence of such insurance is not the sole circumstance to be considered nor shall it be wholly determinative of whether such indemnification shall be made. In addition to such finding or opinion, no indemnification under this paragraph shall be made unless the Board of Directors or the Executive Committee acting by a quorum consisting of Directors who are not parties to such Claim shall find or if independent legal counsel (who may be the regular counsel of the Association) selected by the Board of Directors or Executive Committee whether or not a disinterested quorum exists shall render their opinion that the Director, officer or employee acted in good faith in what he reasonably believed to be the best interests of the Association or such other corporation and further in the case of any criminal action or proceeding, that the Director, officer or employee reasonably believed his conduct to be lawful. Determination of any Claim by judgment adverse to a Director, officer or employee by settlement with or without Court approval or conviction upon a plea of guilty or of NOLO CONTENDERE or its equivalent shall not create a presumption that a Director, officer or employee failed to meet the standards of conduct set forth in this paragraph. Expenses incurred with respect to any Claim may be advanced by the Association prior to the final disposition thereof upon receipt of an undertaking satisfactory to the Association by or on behalf of the recipient to repay such amount unless it is ultimately determined that he is entitled to indemnification under this paragraph. The rights of indemnification provided in this paragraph shall be in addition to any rights to which any Director, officer or employee may otherwise be entitled by contract or as a matter of law. Every person who shall act as a Director, officer or employee of this Association shall be conclusively presumed to be doing so in reliance upon the right of indemnification provided for in this paragraph.

       The Board of Directors shall have the power to change the location of the main office of this Association to any other place within the limits of the City of Indianapolis, County of Marion, State of Indiana, without the approval of the shareholders of this Association but subject to the approval of the Comptroller of the Currency; and shall have the power to establish or change the location of any branch or branches of this Association to any other location, without the approval of the shareholders of this Association but subject to the approval of the Comptroller of the Currency.

       SEVENTH. The corporate existence of this Association shall continue until terminated in accordance with the laws of the United States.

       EIGHTH. The Board of Directors of this Association, or any three or more shareholders owning, in the aggregate, not less than ten percent of the stock of this Association, may call a special meeting of shareholders at any time.

       Unless otherwise provided by the laws of the United States, notice of the time, place and purpose of every annual and every special meeting of the shareholders shall be given by first-class mail, postage prepaid, mailed at least ten days prior to the date of such meeting to each shareholder of record at his address as shown upon the books of this Association.

       NINTH. Subject to the provisions of the laws of the United States, these Articles of Association may be amended at any meeting of the shareholders for which adequate notice has been given, by the affirmative vote of the owners of a majority of the stock of this Association, voting in person or by proxy.

                                                        EXHIBIT 2

                         CERTIFICATE OF AUTHENTICITY
                                 AND CURRENCY
        The undersigned officer at BANK ONE, INDIANAPOLIS, NA, formerly
American Fletcher National Bank and Trust Company, Indianapolis, Indiana hereby certifies that the foregoing is a true and complete copy of this original instrument which is in full force and effect as of the 5th day of January 1995.

By /s/ John H. Pease
  --------------------------------------
  Authorized Signature

               BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM

                                        Washington, D.C.  December 31, 1954
        Pursuant to authority which has been granted under the provisions of the Act of Congress approved December 23, 1943, known as the Federal Reserve Act, as amended, American Fletcher, National Bank and Trust Company, Indianapolis, Indiana, has the right to act when not in contravention of State or local law, as trustee, executor, administrator, registrar of stocks and bonds, guardian of states, assignee, receiver, committee of estates of lunatics, or in any other fiduciary capacity in which State banks, trust companies, or other corporations which come into competition with national banks are permitted to act under the laws of the State of Indiana. The exercise of such rights is subject to regulations prescribed by the Board of Governors of the Federal Reserve System.

                             BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM



Attest:
/s/                                       By /s/
- ------------------------------------         --------------------------------
                        Secretary                                  Chairman

                                                                EXHIBIT 4



                  BANK ONE, INDIANAPOLIS, National Association

                                    BY-LAWS

                                   Article 1

                            MEETINGS OF SHAREHOLDERS

       Section 1. Annual Meetings. The regular annual meeting of the shareholders of this Association, for the election of Directors and for the transaction of such other business as properly may come before the meeting, shall be held at its main banking office in Indianapolis, Indiana, or any other convenient place duly authorized by the Board of Directors, on the Friday preceding the third Tuesday of January of each year, but if no such election is held on that day it may be held at any regular adjournment of the meeting or at a subsequent special meeting called in accordance with the provisions of the laws of the United States and these By-Laws. The Chief Executive Officer of the Association shall act as Chairman of the meeting. A person appointed by the presiding officer of the meeting shall serve as Secretary thereof. The Chairman shall make a report to the shareholder(s) regarding the condition of the Association and shall review the business of the preceding year.

       Section 2. Special Meetings. The Board of Directors of this Association, or any shareholder(s) owning, in the aggregate, not less than ten percent (10%) of the stock of the Association, may call a special meeting of shareholder(s) at any time. Unless otherwise provided by the laws of the United States, or by the Articles of Association, a notice of the time, place and purpose of every regular annual meeting, and every special meeting of the shareholder(s) shall be given by first-class mail, postage prepaid, mailed at least ten days prior to the date of such meeting to each shareholder of record at his/her address as shown upon the books of the Association.

       Section 3. Nominations for Directors. Nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the Association entitled to vote for the election of directors. Nominations, other than those made by or on behalf of the Association, shall be made in writing and shall be delivered or mailed to the Chairman of the Association, not less than 14 days nor more than 50 days prior to any meeting of shareholder(s) called for the election of directors, provided however, that if less than 21 days notice of the meeting is given to shareholder(s), such nomination shall be mailed or delivered to the Chairman of the Association not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Association that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and
(e) the number of shares of capital stock of the Association owned by the notifying shareholder. Nominations not made in accordance herewith may, in his/her discretion, be disregarded by the Chairman of the


1887:EEH (adopted 12/20/94)
meeting, and upon his/her instructions, the vote tellers may disregard all votes cast for each such nominee.

       Section 4. Voting. At meetings of shareholder(s), except in the election of Directors, each shareholder shall be entitled to one vote for each share of stock registered in his/her name at the time of the closing of the transfer books or taking of the record for said meeting. A majority of votes cast shall decide each matter submitted to the shareholder(s) at the meeting except in cases where by law a larger vote is required.

       In all elections of Directors, each shareholder shall have the right to vote the number of shares owned by him/her for as many persons as there are Directors to be elected, or to cumulate such shares to give one candidate as many votes as the number of Directors multiplied by the number of his/her shares shall equal, or to distribute them on the same principle among as many candidates as he/she shall think fit.

       Section 5. Proxies. Every shareholder entitled to vote may vote at any meeting of the shareholder(s) either in person or by proxy appointed by an instrument in writing subscribed by such shareholder or by his/her duly authorized attorney and delivered to the Secretary of the meeting, but no officer or employee of this Association shall act as proxy. Proxies shall be valid only for the meeting specified therein, or at any adjournment or adjournments of such meeting. Proxies shall be voted as directed by the shareholder and shall be filed with the records of the meeting.

       Section 6. Record of Vote. At any meeting of the shareholder(s), a record showing the shareholders present and the number of shares of stock held by such shareholders, the shareholders represented by proxy and the number of shares represented by proxy, and the names of the proxies shall be made. This record also shall show the number of shares voted on each action taken, including the number of shares voted for each candidate for Director. This record shall be included in the minute book of the Association.

       Section 7. Report of Meeting. After each meeting of the shareholder(s), there shall be forwarded to the Comptroller of the Currency a report thereof, in the form prescribed by the Comptroller of the Currency.


                                   Article 2

                                   DIRECTORS

       Section 1. Number. The Board of Directors shall consist of not less than five (5) nor more than twenty-five (25) shareholders. At any meeting of the shareholder(s) held for the purpose of electing Directors or changing the number thereof, the number of Directors may be determined and the persons nominated to serve as Directors shall be elected by a majority of the votes cast by the shareholders in person or by proxy. The Board of Directors, by the vote of a majority of the full Board, may, between meetings of shareholder(s), increase the number of Directors within said limit of twenty-five (25) and appoint qualified persons to fill vacancies thereby occurring; provided, however, that the authority of the Board to increase the number of Directors shall be limited to not more than two (2) Directors in any one year.

       Section 2. Term of Office. The Directors of this Association shall be elected for a term of one year and shall hold office for such year and until their successors are duly elected and have qualified.

       Section 3. Oath of Office. Each person elected or appointed a Director of this Association shall take the oath of such office in the form prescribed by the Comptroller of the Currency. No person elected or apointed a Director of this Association shall exercise the functions of such office until he/she has taken such oath and the same has been placed in the mails for transmission to the Comptroller of the Currency.

       Section 4. Vacancies. Any vacancies occurring in the Board of Directors may be filled, in accordance with the laws of the United States and these By-Laws, by appointment by the remaining Directors, and any Director so appointed shall hold office until the next election.

       Section 5. Organization Meeting. Following the annual meeting of the shareholder(s), the Chairman or the Secretary of the meeting shall notify promptly the Directors-elect of their election, and they shall meet promptly for the purpose of taking their oaths, organizing the new Board, appointing officers for the ensuing year, and for transacting such other business as properly may come before such meeting.

       Section 6. Regular Meetings. Regular meetings of the Board of Directors shall be held, without notice, at the main banking office of the Association or at any other convenient place duly authorized by the Board. The meetings shall be held on the third Tuesday during the months of February, March, May, June, August, September, November and December, and on the Friday preceding the third Tuesday during the months of January, April, July and October. When any regular meeting of the Board falls upon a holiday, the meeting shall be held on the next banking business day unless the Board shall designate some other day. The dates and frequency of Board meetings may be changed at any time by a majority vote of the Directors.

       Section 7. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board or by the President of the Association, or at the request of three (3) or more Directors. The Secretary of the Board, or, in his/her absence, such person as the Chairman of the Board may designate, shall give notice of each special meeting (except the organization meeting following the election of Directors) by telegram, letter or in person, stating the time and place of such meeting.

       Section 8. Quorum. A majority of the members of the Board of Directors shall constitute a quorum for the transaction of business. If, at the time fixed for the meeting, including the meeting to organize the new Board following the annual meeting of the shareholders, a quorum is not present, the Directors in attendance may adjourn the meeting from time to time until a quorum is obtained.

       Section 9. Voting. Except as otherwise provided herein, a majority of those Directors present and voting at any meeting of the Board of Directors shall decide each matter considered. A Director cannot vote by proxy, or otherwise act by proxy at a meeting of the Board of Directors.

       Section 10. Directors' Fees and Retainers. Each outside member of the Board of Directors shall be paid fees for attending meetings of Directors and committees in such amounts as may be fixed from time to time by resolution of the Board of Directors.

       In addition to such fees there also shall be paid to each outside member of said Board annual retainers in such amounts as may be fixed from time to time by resolution of the Board of Directors.


                                   Article 3

                             OFFICERS AND EMPLOYEES

       Section 1. General. The Chairman and the President shall be elected by the Board and shall become members of the Board. Except in the filling of vacancies or newly created offices, all officers shall be elected at the annual organizational meeting of the Board, and each officer, whenever elected, shall, subject to the provisions of Sections 2 and 3 of this Article, hold office until the next annual organizational meeting of the Board. The Board shall designate the Chairman to serve as the Chief Executive Officer. If no Chairman is appointed, the Board shall designate the President as Chief Executive Officer.

       Section 2. Removal. Officers shall serve at the pleasure of the Board, and the Board may remove any officer, with or without cause. Vacancies in such offices, however occurring, may be filled by the Board at any meeting of the Board.

       Section 3. Chief Executive Officer. The Chairman shall be the Chief Executive Officer of the Association and shall have general and active management of the business of the Association. The Chief Executive Officer shall see that all orders and resolutions of the Board of Directors are carried into effect. Except as otherwise prescribed or limited by these By-Laws, the Board delegates to the Chief Executive Officer and/or his/her designees full right, authority and power to control all personnel, including elected and appointed officers, of the Association, to employ or direct the employment of such personnel and officers as he/she may deem necessary, including the fixing of salaries and the dismissal of them at pleasure, and to define and prescribe the duties and responsibilities of all officers of the Association, subject to such further limitations and directions as he/she may from time-to-time deem proper. The Chief Executive Officer shall perform all duties incident to his/her office and such other and further duties, as may, from time-to-time, be required of him/her by the Board of Directors or the shareholders. The specification of authority in these By-Laws wherever and to whomever granted shall not be construed to limit in any manner the general powers of delegation granted to the Chief Executive Officer in conducting the business of the Association. The Chief Executive Officer shall preside at all meetings of shareholder(s) and meetings of the Board and shall be a member of the Executive Committee.

       Section 4. President. The President of the Association, in the absence of the Chief Executive Officer, shall perform the duties and exercise the powers of the Chief Executive Officer. The President shall be a member of the Executive Committee, and shall serve the Association in such capacities and perform such duties as may be assigned to him/her from time to time by the Chief Executive Officer or by the Board.

       Section 5. Secretary. The Secretary of the Association shall be the custodian of the books, papers and records of the Association and of its corporate seal. He/she shall keep the minutes of the meetings of the shareholders and the Board and enter the same in the minute books of the Association. He/she shall perform all other duties customary to that office.

       Section 6. Cashier. The Cashier shall be responsible for all assets and documents of this Association, shall keep proper records of all its transactions, and shall have such powers and perform such duties as may be assigned to him/her by the Chief Executive Officer or by the Board of Directors.

       Section 7. Vice President. Each Vice President of any class and each other officer as may have been appointed by the Board shall have such powers and perform such duties as the Board may from time to time prescribe and as the Chief Executive Officer may, from time to time, delegate to him/her.

       Section 8. Performance Bond. All officers and employees of the Association shall be bonded for the honest and faithful performance of their duties for such amount as may be prescribed by the Board of Directors.


                                   Article 4

                                   COMMITTEES

       Section 1. Executive Committee. There shall be a standing committee of this Association, appointed by the Board annually at its organization meeting, to be known as the Executive Committee. The Executive Committee shall consist of the Chief Executive Officer, the President, and such other Directors appointed by the Board to serve on the Executive Committee. The Chief Executive Officer shall be Chairman of the Executive Committee and shall preside at all its meetings. Except when the full Board is in session, the Executive Committee shall have and exercise all the powers and rights of the full Board of Directors as may be lawful, and shall have exclusive control and authority in the management and business affairs of the Association. It shall keep a record of its proceedings and the same shall be submitted to the Board at its next regular meeting. Any act done and any power or authority conferred by the Executive Committee from time to time shall be deemed to be, and may be certified as being, the act of the Board and the power or authority conferred by the Board. The Executive Committee shall designate an officer or employee of the Association to serve as its Secretary at the pleasure of the Committee. Meetings of the Executive Committee may be called by or at the request of the Chairman of the Executive Committee, or any member of the Executive Committee, by giving notice to each member of the Executive Committee. The Executive Committee shall meet at the main banking office of the Association, or at any other convenient place duly authorized by the Executive Committee. The Executive Committee shall also nominate persons to serve on the Association's Board of Directors. The Committee shall annually review the qualifications of the members of the Board prior to submitting the slate of Directors to be nominated. The Committee will also evaluate and nominate candidates for consideration as new Directors or to fill vacancies on the Board.

       Section 2. Loan Committee. There shall be a standing committee of this Association known as the Loan Committee, to be appointed by the Board of Directors annually at the organizational meeting, consisting of five or more officers who are experienced and competent in credits and lending, each to serve for the current year for which the Board was elected. This committee shall have power to discount and purchase bills, notes and other evidences of debt, to buy and sell bills of exchange, to examine and approve loans and discounts, to exercise authority regarding loans and discounts held by the Association, and to direct and transact all other business of the Association pertaining to loans which properly might come before the Board of Directors, except such as the Board only, by law, is authorized to perform. The actions of the Loan Committee shall be reviewed by the Executive Committee and reported in writing at each regular meeting of the Board of Directors, which shall approve or disapprove the report and record such action in the minutes of the meeting.

       Section 3. Examining Committee. There shall be a standing committee of this Association known as the Examining Committee, appointed annually by the Board of Directors at its organization meeting, consisting of three or more members of the Board of Directors, none of whom shall be active officers of the Association. This Committee shall make suitable examinations at least once each year of the affairs of the Association, or cause such examination to be made by the Auditor of the Association who is directly responsible to the Board. The result of such examination shall be reported, in writing, to the Board at the next regular meeting thereafter, stating whether the Association is in a sound and solvent condition, whether adequate internal audit controls and procedures are being maintained, and recommending to the Board such changes in the manner of doing business and other matters as shall be deemed advisable.

       The Examining Committee shall also make, at least once during each period of twelve months, suitable audits of the Trust Department, or cause suitable audits of such Department to be made by the Auditor of the Association, or other auditors, responsible only to the Board of Directors.

       The Examining Committee shall likewise at least once during each period of twelve months ascertain, by thorough examination made, or caused to be made, whether a review of all of the assets in each trust as to their safety and current value and the advisability of retaining or disposing of them has been made, and whether trust funds awaiting investment or distribution have been held uninvested or undistributed any longer than was reasonably necessary. The Committee shall promptly make a full report of such audits and examination of the Trust Department in writing to the Board, together with a recommendation as to the action, if any, which may be necessary to correct any unsatisfactory conditions. The report of the audits and examination required, together with the action taken thereon, shall be noted in the minutes of the Board and such report shall be made a part of the records of the Association.

       The Examining Committee, upon its own recommendation and with the approval of the Board of Directors, may employ a qualified firm of certified public accountants to make an examination and audit of the Association. If such a procedure is followed, the one annual examination and audit by such firm of accountants and the presentation of its report to the Board of Directors will be deemed sufficient to comply with the requirements of this section of these By-Laws.

       Section 4. Community Reinvestment Act Committee. The Community Reinvestment Act Committee shall be composed of the Chief Executive Officer, the President, the Association's Community Reinvestment Act Officer, and other officers and directors as determined and appointed by the Board. The Community Reinvestment Act Committee shall direct the Association's efforts in serving the credit needs of all sectors of the community, with specific emphasis on low and moderate income neighborhoods. The Committee shall review the policies, procedures and activities of the Association in meeting the requirements of the Community Reinvestment Act, and shall report to the Board any recommendations and actions which it believes may be necessary or required to correct unsatisfactory conditions or improve the Association's performance.

       Section 5.  Trust Department Committees.

               (a) Trust Investment Committee. There shall be a standing committee of this Association to be known as the Trust Investment Committee consisting of three or more Directors who are not officers of the Association and four or more other officers knowledgeable and experienced in the administration and investment of estates and trusts and in other fiduciary services, appointed by the Board annually at its organization meeting. A majority of the Trust Investment Committee shall constitute a quorum. The Committee shall meet at least quarterly and shall keep minutes of all its meetings, showing the disposition of all matters considered and passed upon by it.

       The Trust Investment Committee shall review the general policies established by the Senior Trust Committee governing the investment of funds held by the Association in a fiduciary capacity and the procedures established by the Senior Trust Committee for the implementation thereof. The Committee may direct the Senior Trust Committee to make such changes in such policies and procedures as it deems appropriate. The Committee shall also consider matters of general Trust Department policy and shall make its recommendations with respect to such matters to the Board of Directors or to the officers of the Association. The Trust Investment Committee may also establish such rules as it sees fit to be implemented by the Senior Trust Committee in directing and reviewing the actions of the officers and employees of the Association in the exercise of its fiduciary powers.

               (b) Senior Trust Committee. There shall be a standing committee of this Association to be known as the Senior Trust Committee, consisting of such other officers of the Association as the Trust Investment Committee may designate. A majority of the Senior Trust Committee shall constitute a quorum. The Senior Trust Committee shall meet at least once each month and shall keep minutes of all of its meetings showing the disposition of all matters considered and passed upon by it.

       The Senior Trust Committee shall have responsibility for formulating general policies governing the investment of all funds held by the Association in a fiduciary capacity and shall establish procedures to insure the implementation of such policies. Such procedures shall insure that exceptions to general investment policies are permitted only with specific approval of the Senior Trust Committee or under such general rules as to policy exceptions as may be established by the Senior Trust Committee. Such procedures shall further insure that each account in which the Association has a fiduciary responsibility is reviewed promptly after acceptance and thereafter at least once during each calender year and within fifteen months of the date of the last review. The purpose of such reviews shall be to determine the advisability of retaining or disposing of the assets held in such account.
Such reviews shall be conducted by at least two Trust Department staff members, at least one of whom shall be an officer well experienced in the investment of assets held in trust.

       The Senior Trust Committee shall direct and review the actions of the officers and employees of the Association in the exercise of its fiduciary powers, subject always, however, to such policies, decisions, rules and regulations as may be adopted from time to time by the Board of Directors of the Association or the Trust Investment Committee.

       The Senior Trust Committee shall have the power to designate the individuals who are to act for the Trust Department as joint custodians in connection with the custody of the trust securities and other trust assets.

       Section 7.  Other Committees.

       The Board may appoint from time to time other committees for such purposes and with such powers as the Board may determine.

       Section 8.  Vacancies.

       The Board of Directors shall have the power to fill all vacancies occurring in the membership of the standing committees due to death, resignation or otherwise, and shall have the power further at any time to add, remove or substitute members of all standing or other committees except the Examining Committee, whose membership (except in case of vacancies) shall be changed only for cause.


                                   Article 5

                                      SEAL

               Section 1. The Seal of the Association shall be circular in form and mounted on a metal die suitable for impressing the same upon paper.
It shall
be in the form of two concentric circles between which shall be inscribed the words "BANK ONE, INDIANAPOLIS, National Association" around the top two-thirds of the Seal and at the bottom third of the Seal between the two concentric circles the word "Indianapolis" shall be inscribed over the word "Indiana." In the center of the inner circle shall be inscribed the word "Corporate" over the word "Seal." Two stars, one above and one below the words "Corporate Seal," shall be inscribed within the inner circle.

       Section 2. Any officer of the Association shall have authority to affix the Corporate Seal of this Association and to attest the same; provided, however, unless otherwise required by law, the absence of a corporate seal shall not affect the validity or enforceability of any agreement, contract or document to which the Association is a party.


                                   Article 6

                                     STOCK

       Section 1. Assignment and Transfer. The Association shall maintain a record showing the names and addresses of all shareholders and the number of shares held by each, and of all assignment and transfers of its stock.

       The shares of stock of the Association shall be assignable and transferable only on the books of the Association.

       Section 2. Stock Certificates. Certificates of stock, signed by or bearing the facsimile signature of the Chief Executive Officer, or the President or any Vice President, and attested with the manual or facsimile signature of the Secretary or Cashier, Trust Officer, or Assistant Trust Officer, and sealed with the Seal of the Association or printed facsimile thereof, shall be issued to the shareholders. When stock is properly transferred the certificates thereof shall be returned to the Association and new certificates issued. The returned certificates shall be cancelled and preserved for record purposes. Certificates of stock shall meet the requirements of Section 5139 of the Revised Statutes of the United States and shall state upon the face thereof that the stock is transferable only upon the books of the Association.


                                   Article 7

                                 BANKING HOURS

       Section 1. The Chief Executive Officer shall determine, from time to time, the days and hours that the offices and branches of the Association shall be open for business, as required or permitted by law.

                                   Article 8

                           CONVEYANCE OF REAL ESTATE

       Section 1. All transfers and conveyances of real estate, title to which is vested in this Association, excluding real estate held in fiduciary capacity, shall be by written instrument made pursuant to the order of the Board of Directors or the Executive Committee, and signed by the Chief Executive Officer, the President, or a Vice President, attested by the Secretary or any other officer; provided, however, that transfers and conveyances of real estate acquired in or as a result of judicial proceedings, or by voluntary or contractual conveyances to this Association by one or more of its debtors, shall not require an order of the Board of Directors or the Executive Committee.


                                   Article 9

                             EXECUTION OF DOCUMENTS

       Section 1. Any one of the Chief Executive Officer, President, any Vice President, or any other officer of the Association to the extent such officer is so designated and authorized by the Chief Executive Officer, is hereby authorized to sell, assign, endorse, pledge, exchange, transfer and convey all notes, bonds, mortgages, claims, contracts, securities and shares of capital stock owned by the Association, and to sign and to execute contracts, agreements, loan agreements, commitment letters, mortgages, bonds, notes, transfers, powers of attorney, checks, drafts, acceptances, mortgage certificates, certificates of deposit and other instruments, papers or documents as may be required, appropriate or necessary for carrying on the business of the Association.


                                   Article 10

                                     TRUSTS

       Section 1. Trust Records. There shall be maintained by the Trust Department a file with respect to each trust containing:

               (a) Original instruments creating each trust, or properly authenticated copies thereof;

               (b) Properly receipted vouchers evidencing payments and distributions under each trust;

               (c) Properly evidenced reports to courts or other accounting for trusts; and

               (d)  Copies of all court orders in connection with trust matters.

       Section 2. Trust Investments. No trust funds shall be invested in any securities in which corporate fiduciaries located in this state may not lawfully invest except:

               (a) In accordance with express instructions contained in the trust instrument;

               (b)  Pursuant to court order; or

               (c) Where the trust instrument expressly provides that investments may be made without regard to otherwise applicable laws governing investments by fiduciaries.

       Section 3. Voting Shares of Stock held in Fiduciary Capacity. The vote of this Association as a shareholder in any corporation in which it may hold shares of capital stock or other securities in a fiduciary capacity (and not in the name of its nominee) shall be cast at the shareholders' meeting by the Chief Executive Officer, the President, any Executive Vice President, any Senior Vice President assigned to the Trust Department, or by such other officer or officers assigned to the Trust Department as any one of them may designate in writing from time to time, in person or by some person authorized by written proxy signed by one of such officers. The vote of this Association as shareholder in any corporation in which it may hold shares of capital stock or other securities in a fiduciary capacity and in the name of a nominee of this Association shall be cast as provided in the instrument evidencing the nominee arrangement.

       Section 4. Execution of Trust Department Instruments. The Chief Executive Officer, the President, any Executive Vice President, any Senior Vice President assigned to the Trust Department, or any other officer of the Association whose duties regularly pertain to Trust Department business, shall have the power and authority to individually sign, execute, acknowledge, verify and deliver or accept on behalf of the Association all property, agreements, indentures, notes, mortgages, deeds, conveyances, transfers, checks, certificates, endorsements, withdrawls, receipts, discharges, satisfactions, settlements, petitions, schedules, accounts, affidavits, bonds, undertakings, proxies, and other instruments or documents in connection with the exercise of any of the fiduciary powers of the Association or in connection with other business of the Trust Department.

       Any other officer of the Association or the manager of any branch office of the Association shall have such power and authority as may be delegated to him from time to time by the Senior Trust Committee to execute, acknowledge, and deliver or accept on behalf of the Association agreements, instruments and documents in connection with the exercise of any of the fiduciary powers of the Association.

       Section 5. Acceptance and Closing of Trust Department Accounts. Any Senior Vice President assigned to the Trust Department shall have authority to accept, close out or relinquish Trust Department accounts. Any other officer of the Trust Department shall have authority to accept, close out or relinquish Trust Department accounts subject to the final approval of any Senior Vice President assigned to the Trust Department. Any other officer of the Association or the manager of any branch office of the Association designated by the Senior Trust Committee shall have authority to accept Trust Department accounts subject to the final approval of any Senior Vice President assigned to the Trust Department.


                                   Article 11

                               NATIONAL EMERGENCY

       Section 1. Board Guidance. In the event of an emergency declared by the President of the United States or the person performing his functions, a war, or other disaster, which emergency, war, or disaster prevents the conduct and management of the affairs and business of the Association in the manner contemplated by these By-Laws, the officers and employees of this Association shall continue to conduct its affairs and business under such guidance from the Directors as may be available except as to matters which by statute require specific approval of the Board of Directors and subject to conformance with any governmental directives during the emergency.

       Section 2. Supervision of By-Laws. The Board of Directors, by vote of a majority of the entire Board at any meeting or meetings, may adopt resolutions relating to the conduct and management of the affairs and business of the Association during any national emergency, which resolutions, during any such national emergency, to the extent provided therein and permitted by the laws of the United States, may suspend the requirements of any of the foregoing By-Laws.


                                   Article 12

                               CHANGES IN BY-LAWS

       Section 1. Amendment. These By-Laws may be amended only upon vote of a majority of the entire Board of Directors at any meeting of the Board, provided notice of the proposed amendment has been given to each member of the Board of Directors. No amendment may be made unless the By-Law, as amended, is consistent with the requirements of the laws of the United States and of the Articles of Association.

                                CERTIFICATION

        I, the undersigned, Secretary to the Board of Directors of Bank One, Indianapolis, National Association, do hereby certify that the foregoing is a full, true, and correct copy of the Articles of Association and By-Laws of said Association.

        Witness my hand at Indianapolis, Indiana, this 5th day of January, 1995.


                                        /s/ David R. Hamer
                                        ------------------------------------
                                        David R. Hamer
                                        Secretary to the Board

                                                        EXHIBIT 6

BANK ONE, INDIANAPLIS, NA as Trustee of CARDINAL HEALTH, INC. Debt Securities hereby gives its consent that reports of examination by the Treasury Department, the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Federal Reserve Banks, and the Federal Deposit Insurance Corporation may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                BANK ONE, INDIANAPOLIS, NA as Trustee



                                By: /s/ Janet M. Gross
                                    -----------------------------------------
                                    Janet M. Gross
                                    Vice President and Trust Officer


                                                        Board of Governors of the Federal Reserve System
                                                        OMB Number: 7100-0036

                                                        Federal Deposit Insurance Corporation
                                                        OMB Number: 3064-0052

                                                        Office of the Comptroller of the Currency
                                                        OMB Number: 1557-0081

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL      Expires July 31, 1995
- ----------------------------------------------------------------------------------------------------------
[LOGO]                                                  Please refer to page i,            / 1 /
                                                        Table of Contents, for
                                                        the required disclosure
                                                        of estimated burden.
                                                                                        EXHIBIT 7
- ----------------------------------------------------------------------------------------------------------

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031

                                                        (940930)
REPORT AT THE CLOSE OF BUSINESS SEPTEMBER 30, 1994      --------
                                                       (RCRI 9999)




This report is required by law: 12 U.S.C. section 324 (State member banks); 12 U.S.C. section 1817 (State nonmember banks); and 12 U.S.C. section 161 (National banks).

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.
- --------------------------------------------------------------------------------
NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, Donald E. Hinkle, V.P. & Controller
   ---------------------------------------------------
   Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

/s/ Donald E. Hinkle
- ------------------------------------------------------
Signature of Officer Authorized to Sign Report

                10/25/94
- ------------------------------------------------------
Date of Signature

- ------------------------------------------------------

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions. NOTE: These instructions may in some cases differ from generally accepted accounting principles.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

/s/ I. Richard Horen
- ------------------------------------------------------
Director (Trustee)

/s/ John R. Hodowal
- ------------------------------------------------------
Director (Trustee)

/s/ Joseph D. Barnette, Jr.
- ------------------------------------------------------
Director (Trustee)
- --------------------------------------------------------------------------------

FOR BANKS SUBMITTING HARD COPY REPORT FORMS:

STATE MEMBER BANKS: Return the original and one copy to the appropriate Federal Reserve District Bank.

STATE NONMEMBER BANKS: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2139 Espey Court, Crofton, MD 21114.

NATIONAL BANKS: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2139 Espey Court, Crofton, MD 21114.
- --------------------------------------------------------------------------------

FDIC Certificate Number 0 4 3 4 5
                        ---------        Banks should affix the address label in this space
                        (RCRI 9050)
                                         Bank One, Indianapolis, NA
                                         --------------------------------------------------
                                         Legal Title of Bank (TEXT 9010)

                                         Indianapolis
                                         --------------------------------------------------
                                         City (TEXT 9130)

                                         IN                             46277-0104
                                         --------------------------------------------------
                                         State Abbrev. (TEXT 9200)      Zip Code (TEXT 9220)


BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM, FEDERAL DEPOSIT INSURANCE CORPORATION, OFFICE OF THE COMPTROLLER OF THE CURRENCY

                                                                FFIEC 031
                                                                Page i

                                                                /  2  /

Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices
- --------------------------------------------------------------------------------

TABLE OF CONTENTS

SIGNATURE PAGE                                     COVER

REPORT OF INCOME

Schedule RI--Income Statement......................RI-1, 2, 3

Schedule RI-A--Changes in Equity Capital.................RI-3

Schedule RI-B--Charge-offs and Recoveries and
  Changes in Allowance for Loan and Lease
  Losses..............................................RI-4, 5

Schedule RI-C--Applicable Income Taxes by
  Taxing Authority.......................................RI-5

Schedule RI-D--Income from
  International Operations...............................RI-6

Schedule RI-E--Explanations...........................RI-7, 8

REPORT OF CONDITION

Schedule RC--Balance Sheet............................RC-1, 2

Schedule RC-A--Cash and Balances Due
  From Depository Institutions...........................RC-3

Schedule RC-B--Securities.............................RC-4, 5

Schedule RC-C--Loans and Lease Financing
  Receivables:
    Part I. Loans and Leases..........................RC-6, 7
    Part II. Loans to Small Businesses and
      Small Farms (included in the forms for
      June 30 only).................................RC-7a, 7b

Schedule RC-D--Trading Assets and Liabilities
  (to be completed only by selected banks)...............RC-8

Schedule RC-E--Deposit Liabliities...................RC-9, 10

Schedule RC-F--Other Assets.............................RC-11

Schedule RC-G--Other Liabilities........................RC-11

Schedule RC-H--Selected Balance Sheet Items for
  Domestic Offices......................................RC-12

Schedule RC-I--Selected Assets and Liabilities
  of IBFs...............................................RC-13

Schedule RC-K--Quarterly Averages.......................RC-13

Schedule RC-L--Off-Balance Sheet Items..............RC-14, 15

Schedule RC-M--Memoranda............................RC-16, 17

Schedule RC-N--Past Due and Nonaccrual Loans,
  Leases, and Other Assets..........................RC-18, 19

Schedule RC-O--Other Data for Deposit
  Insurance Assessments.............................RC-20, 21

Schedule RC-R--Risk-Based Capital...................RC-22, 23

Optional Narrative Statement Concerning the
  Amounts Reported in the Reports of
  Condition and Income..................................RC-24

Special Report (TO BE COMPLETED BY ALL BANKS)

Schedule RC-J--Repricing Opportunities (sent only to and to be completed only by savings banks)



DISCLOSURE OF ESTIMATED BURDEN

The estimated average burden associated with this information collection is
30.7 hours per respondent and is estimated to vary from 15 to 200 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent's activities. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, D.C. 20503, and to one of the following:

Secretary
Board of Governors of the Federal Reserve System
Washington, D.C. 20551

Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C. 20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C. 20429

For information or assistance, national and state nonmember banks should contact the FDIC's Call Reports Analysis Unit, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC (3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

Consolidated Report of Income
for the period January 1, 1994-September 30, 1994

ALL REPORT OF INCOME SCHEDULES ARE TO BE REPORTED ON A CALENDAR YEAR-TO-DATE BASIS IN THOUSANDS OF DOLLARS.

Schedule RI--Income Statement

                                                                                              ---------
                                                                                                I480         <-
                                                    DOLLAR AMOUNTS IN THOUSANDS  -----------------------
- ---------                                                                         RIAD     BIL MIL THOU
  1.                                                           Interest income:
       a.                                     Interest and fee income on loans:
           (1) In domestic offices:
               (a) Loans secured by real estate................................    4011            69,817    1.a.(1)(a)
               (b) Loans to depository institutions............................    4019               439    1.a.(1)(b)
               (c) Loans to finance agricultural production and other loans to
                   farmers.....................................................    4024               813    1.a.(1)(c)
               (d) Commercial and industrial loans.............................    4012            63,047    1.a.(1)(d)
               (e) Acceptances of other banks..................................    4026                11    1.a.(1)(e)
               (f) Loans to individuals for household, family, and other
                   personal expenditures:
                   (1) Credit cards and related plans..........................    4054            51,028    1.a.(1)(f)(1)
                   (2) Other...................................................    4055            39,915    1.a.(1)(f)(2)
               (g) Loans to foreign governments and official institutions......    4056                 3    1.a.(1)(g)
               (h) Obligations (other than securities and leases) of states and political subdivisions in the U.S.:
                   (1) Taxable obligations.....................................    4503                62    1.a.(1)(h)(1)
                   (2) Tax-exempt obligations..................................    4504             2,421    1.a.(1)(h)(2)
               (i) All other loans in domestic offices.........................    4058             3,527    1.a.(1)(i)
           (2) In foreign offices, Edge and Agreement subsidiaries, and
               IBFs............................................................    4059                 0    1.a.(2)
       b.  Income from lease financing receivables:
           (1) Taxable leases..................................................    4505            12,113    1.b.(1)
           (2) Tax-exempt leases...............................................    4307               281    1.b.(2)
       c.  Interest income on balances due from depository institutions:(1)
           (1) In domestic offices.............................................    4105                 0    1.c.(1)
           (2) In foreign offices, Edge and Agreement subsidiaries, and
               IBFs............................................................    4106                 0    1.c.(2)
       d.  Interest and dividend income on securities:
           (1) U.S. Treasury securities and U.S. Government agency and
               corporation obligations.........................................    4027            27,501    1.d.(1)
           (2) Securities issued by states and political subdivisions in the
               U.S.:
               (a) Taxable securities..........................................    4506                 0    1.d.(2)(a)
               (b) Tax-exempt securities.......................................    4507             1,273    1.d.(2)(b)
           (3) Other domestic debt securities..................................    3657             2,475    1.d.(3)
           (4) Foreign debt securities.........................................    3658                 0    1.d.(4)
           (5) Equity securities (including investments in mutual funds).......    3659               595    1.d.(5)
       e. Interest income from assets held in trading accounts.................    4069                 0    1.e.
                                                                                -------------------------

- ---------------
(1) Includes interest income on time certificates of deposit not held in trading accounts.


Legal Title of Bank:        BANK ONE, INDIANAPOLIS, NA                        Call Date: 9/30/94 ST-BK: 18-1980 FFIEC 031
Address:                    111 MONUMENT CIRCLE, SUITE 481                                                      Page RI-2
City, State  Zip:           INDIANAPOLIS, IN 46277-0104
FDIC Certificate No.:       04345
Schedule RI --  Continued

                                              Dollar Amounts in Thousands             Year-to-date
- ---------------------------------------------------------------------------------------------------------------------------------
                                                                                 RIAD Bil Mil Thou
  1. Interest income (continued)
       f. Interest income on federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and
          of its Edge and Agreement subsidiaries, and in IBFs ...........        4020        9,052    1.f.
       g. Total interest income (sum of items 1.a through 1.f)  .........        4107      284,373    1.g.
  2. Interest expense:
     a. Interest on deposits:
        (1) Interest on deposits in domestic offices:
            (a) Transaction accounts (NOW accounts, ATS accounts, and
                telephone and preauthorized transfer accounts) ..........        4508        5,851    2.a.(1)(a)
            (b) Nontransaction accounts:
                (1) Money market deposit accounts (MMDAs) ...............        4509       17,001    2.a.(1)(b)(1)
                (2) Other savings deposits ..............................        4511       12,305    2.a.(1)(b)(2)
                (3) Time certificates of deposit of $100,000 or more ....        4174        2,997    2.a.(1)(b)(3)
                (4) All other time deposits .............................        4512       21,100    2.a.(1)(b)(4)
        (2) Interest on deposits in foreign offices, Edge and Agreement
            subsidiaries, and IBFs ......................................        4172        1,778    2.a.(2)
     b. Expense of federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and
        of its Edge and Agreement subsidiaries, and in IBFs .............        4180       25,576    2.b.
     c. Interest on demand notes issued to the U.S. Treasury and on
        other borrowed money ............................................        4185        8,412    2.c.
     d. Interest on mortgage indebtedness and obligations under
        capitalized leases ..............................................        4072            6    2.d.
     e. Interest on subordinated notes and debentures ...................        4200            0    2.e.
     f. Total interest expense (sum of items 2.a through 2.e) ...........        4073       95,026    2.f.
                                                                                                      ----------------------
  3. Net interest income (item 1.g minus 2.f)............................                             RIAD 4074      189,347   3.
                                                                                                      ----------------------
  4. Provisions:                                                                                      ----------------------
     a. Provision for loan and lease losses..............................                             RIAD 4230       13,606   4.a.
     b. Provision for allocated transfer risk............................                             RIAD 4243            0   4.b.
                                                                                                      ----------------------
  5. Noninterest income:
     a. Income from fiduciary activities.................................        4070       21,259    5.a.
     b. Service charges on deposit accounts in domestic offices..........        4080       17,424    5.b.
     c. Trading gains (losses) and fees from foreign exchange
        transactions.....................................................        4075          (3)    5.c.
     d. Other foreign transaction gains (losses).........................        4076          366    5.d.
     e. Gains (losses) and fees from assets held in trading accounts.....        4077            0    5.e.
     f. Other noninterest income:
        (1) Other fee income.............................................        5407       32,635    5.f.(1)
        (2) All other noninterest income++...............................        5408       11,796    5.f.(2)
                                                                                                      ----------------------
     g. Total noninterest income (sum of items 5.a through 5.f)..........                             RIAD 4079       83,477   5.g.
  6. a. Realized gains (losses) on held-to-maturity securities...........                             RIAD 3521          145   6.a.
     b. Realized gains (losses) on available-for-sale securities.........                             RIAD 3196       (1,420)  6.b.
  7. Noninterest expense:                                                                             ----------------------
     a. Salaries and employee benefits...................................        4135       44,552    7.a.
     b. Expenses of premises and fixed assets (net of rental income)
        (excluding salaries and employee benefits and
        mortgage interest)...............................................        4217       14,854    7.b.
     c. Other noninterest expense++......................................        4092       83,821    7.c.
                                                                                                      ----------------------
     d. Total noninterest expense (sum of items 7.a through 7.c).........                             RIAD 4093      143,227   7.d.
  8. Income (loss) before income taxes and extraordinary items and                                    ----------------------
     other adjustments (item 3 plus or minus items                                                    ----------------------
     4.a, 4.b, 5.g, 6.a, 6.b, and 7.d)...................................                             RIAD 4301      114,716   8.
  9. Applicable income taxes (on item 8).................................                             RIAD 4302       41,823   9.
                                                                                                      ----------------------
 10. Income (loss) before extraordinary items and other adjustments                                   ----------------------
     (item 8 minus 9)....................................................                             RIAD 4300       72,893  10.
                                                                               ---------------------------------------------

- ---------------
++Describe on Schedule RI-E--Explanations.


Legal Title of Bank:    BANK ONE, INDIANAPOLIS, NA                        Call Date: 9/30/94 ST-BK: 18-1980 FFIEC 031
Address:                111 MONUMENT CIRCLE, SUITE 481                                                      Page RI-3
City, State  Zip:       INDIANAPOLIS, IN 46277-0104
FDIC Certificate No.:   04345

Schedule RI--Continued

                                                                                       ----------------------
                                                                                            Year-to-date
                                                                                ------ ----------------------
                                                Dollar Amounts in Thousands     RIAD    Bil     Mil     Thou
- -----------------------------------------------------------------------------   -----------------------------
11. Extraordinary items and other adjustments:
    a. Extraordinary items and other adjustments, gross of income taxes++ ...    4310                     0 11.a.
    b. Applicable income taxes (on item 11.a)++ .............................    4315                     0 11.b.
    c. Extraordinary items and other adjustments, net of income taxes
       (item 11.a minus 11.b) ............................................                                 RIAD 4320        0  11.c.
12. Net income (loss) (sum of items 10 and 11.c) .........................                                 RIAD 4340   72,893  12.


                                                                                       -----------------------
Memoranda                                                                                   Year-to-date
                                                                                ------ -----------------------
                                                Dollar Amounts in Thousands     RIAD    Bil     Mil     Thou
- -----------------------------------------------------------------------------   ------------------------------
 1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for
    Federal income tax purposes ...........................................      4513                      109 M.1.
 2. Fee income from the sale and servicing of mutual funds and annuities in
    domestic offices (included in Schedule RI, item 5.g) ..................      8431                      285 M.2.
 3. Estimated foreign tax credit included in applicable income taxes, items
    9 and 11.b above ......................................................      4309                        0 M.3.
 4. To be completed only by banks with $1 billion or more in total assets:
    Taxable equivalent adjustment to "Income (loss) before income taxes and
    extraordinary items and other adjustments" (item 8 above) .............      1244                    2,745 M.4.
 5. Number of full-time equivalent employees on payroll at end of current                               Number
    period (round to nearest whole number) ................................      4150                    1,741 M.5.


Schedule RI-A--Changes in Equity Capital

                                                                                               ----------------
Indicate decreases and losses in parentheses.                                                       I483       <-
                                                                                 ------------- ----------------
                                                Dollar Amounts in Thousands      RIAD    Bil     Mil     Thou
- -----------------------------------------------------------------------------    ------------------------------
 1. Total equity capital originally reported in the December 31, 1993,
    Reports of Condition and Income .......................................      3215                  513,914 1.
 2. Equity capital adjustments from amended Reports of Income, net++ ......      3216                        0 2.
 3. Amended balance end of previous calendar year (sum of items 1 and 2) ..      3217                  513,914 3.
 4. Net income (loss) (must equal Schedule RI, item 12) ...................      4340                   72,893 4.
 5. Sale, conversion, acquisition, or retirement of capital stock, net ....      4346                        0 5.
 6. Changes incident to business combinations, net ........................      4356                        0 6.
 7. LESS: Cash dividends declared on preferred stock ......................      4470                        0 7.
 8. LESS: Cash dividends declared on common stock .........................      4460                   24,900 8.
 9. Cumulative effect of changes in accounting principles from prior
    years++ (see instructions for this schedule) ..........................      4411                        0 9.
10. Corrections of material accounting errors from prior years++ (see
    instructions for this schedule) .......................................      4412                   (3,250)10.
11. Change in net unrealized holding gains (losses) on available-for-sale
    securities ............................................................      8433                  (14,980)11.
12. Foreign currency translation adjustments ..............................      4414                        0 12.
13. Other transactions with parent holding company++ (not included in items
    5, 7, or 8 above) .....................................................      4415                        0 13.
14. Total equity capital end of current period (sum of items 3 through 13)
    (must equal Schedule RC, item 28) .....................................      3210                  543,677 14.

- -----------------
++Describe on Schedule RI-E--Explanations.

Legal Title of Bank:    BANK ONE, INDIANAPOLIS, NA                        Call Date: 9/30/94 ST-BK: 18-1980 FFIEC 031
Address:                111 MONUMENT CIRCLE, SUITE 481                                                      Page RI-4
City, State  Zip:       INDIANAPOLIS, IN 46277-0104
FDIC Certificate No.:   04345

Schedule RI-B--Charge-offs and Recoveries and Changes
               in Allowance for Loan and Lease Losses

Part I. Charge-offs and Recoveries on Loans and Leases

PART I EXCLUDES CHARGE-OFFS AND RECOVERIES THROUGH
THE ALLOCATED TRANSFER RISK RESERVE.

                                                                                                           ----------
                                                                                                              I486    <-
                                                                     ------------------------------------------------
                                                                            (Column A)              (Column B)
                                                                           Charge-offs              Recoveries
                                                                     ------------------------------------------------
                                                                                  Calendar year-to-date
                                                                     ------------------------------------------------
                                       DOLLAR AMOUNTS IN THOUSANDS    RIAD   Bil  Mil  Thou     RIAD  Bil  Mil  Thou
- ---------------------------------------------------------------------------------------------------------------------
1.  Loans secured by real estate:
    a. To U.S. addressees (domicile) ..............................    4651             927      4661            220     1.a.
    b. To non-U.S. addressees (domicile) ..........................    4652               0      4662              0     1.b.
2. Loans to depository institutions and acceptances of other banks:
   a. To U.S. banks and other U.S. depository institutions ........    4653               0      4663              0     2.a.
   b. To foreign banks ............................................    4654               0      4664              0     2.b.
3. Loans to finance agricultural production and other loans to
   farmers.........................................................    4655               0      4665              1     3.
4. Commercial and industrial loans:
   a. To U.S. addressees (domicile)................................    4645           1,342      4617          2,401     4.a.
   b. To non-U.S. addressees (domicile)............................    4646               0      4618              0     4.b.
5. Loans to individuals for household, family, and other personal expenditures:
   a. Credit cards and related plans...............................    4656          10,015      4666          2,520     5.a.
   b. Other (includes single payment, installment, and all student
      loans).......................................................    4657           3,352      4667          1,572     5.b.
6. Loans to foreign governments and official institutions..........    4643               0      4627              1     6.
7. All other loans.................................................    4644               0      4628              0     7.
8. Lease financing receivables:
   a. Of U.S. addressees (domicile)................................    4658              22      4668             21     8.a.
   b. Of non-U.S. addressees (domicile)............................    4659               0      4669              0     8.b.
9. Total (sum of items 1 through 8)................................    4635          15,658      4605          6,736     9.
                                                                     ------------------------------------------------
                                                                     ------------------------------------------------
                                                                           Cumulative               Cumulative
                                                                          Charge-offs               Recoveries
                                                                          Jan. 1, 1986             Jan. 1, 1986
Memoranda                                                                   through                  through
                                       DOLLAR AMOUNTS IN THOUSANDS        Dec. 31, 1989             Report Date
- ---------------------------------------------------------------------------------------------------------------------
TO BE COMPLETED BY NATIONAL BANKS ONLY.                               RIAD   Bil  Mil  Thou     RIAD  Bil  Mil  Thou
                                                                     ------------------------------------------------
1. Charge-offs and recoveries of Special-Category Loans, as
   defined for this Call Report by the Comptroller of the
   Currency........................................................                              4784          1,214     M.1.
                                                                     ------------------------------------------------
                                                                     ------------------------------------------------
                                                                            (Column A)              (Column B)
MEMORANDUM ITEMS 2 AND 3 ARE TO BE COMPLETED BY ALL BANKS.                 Charge-offs              Recoveries
                                                                     ------------------------------------------------
                                                                                  Calendar year-to-date
                                                                     ------------------------------------------------
2. Loans to finance commercial real estate, construction, and         RIAD   Bil  Mil  Thou     RIAD  Bil  Mil  Thou
   land development activities (NOT SECURED BY REAL ESTATE)          ------------------------------------------------
   included in Schedule RI-B, part I, items 4 and 7, above.........    5409               0      5410              0     M.2.
3. Loans secured by real estate in domestic offices (included in
   Schedule RI-B, part I, item 1, above):
   a. Construction and land development............................    3582               5      3583             30     M.3.a.
   b. Secured by farmland..........................................    3584               0      3585              0     M.3.b.
   c. Secured by 1-4 family residential properties:
      (1) Revolving, open-end loans secured by 1-4 family
          residential properties and extended under lines of
          credit...................................................    5411               0      5412              0     M.3.c.(1)
      (2) All other loans secured by 1-4 family residential
          properties...............................................    5413             616      5414             89     M.3.c.(2)
   d. Secured by multifamily (5 or more) residential properties....    3588               0      3589              5     M.3.d.
   e. Secured by nonfarm nonresidential properties.................    3590             306      3591             96     M.3.e.
                                                                     ------------------------------------------------



Legal Title of Bank:    BANK ONE, INDIANAPOLIS, NA                        Call Date: 9/30/94 ST-BK: 18-1980 FFIEC 031
Address:                111 MONUMENT CIRCLE, SUITE 481                                                      Page RI-5
City, State  Zip:       INDIANAPOLIS, IN 46277-0104
FDIC Certificate No.:   04345

Schedule RI-B--Continued

Part II. Changes in Allowance for Loan and
         Lease Losses and in Allocated
         Transfer Risk Reserve

                                                                      ------------------------------  ------------------------------
                                                                              (Column A)                      (Column B)
                                                                             Allowance for                    Allocated
                                                                             Loan and Lease                  Transfer Risk
                                                                                 Losses                        Reserve
                                                                      ------------------------------  ------------------------------
                                      Dollar Amounts in Thousands     RIAD    Bil     Mil     Thou    RIAD    Bil     Mil     Thou
- -------------------------------------------------------------------   ------------------------------  ------------------------------
1. Balance originally reported in the December 31, 1993, Reports of
   Condition and Income ..........................................    3124                    55,074  3131                    0  1.
2. Recoveries (column A must equal part I, item 9, column B above)    4605                     6,736  3132                    0  2.
3. LESS: Charge-offs (columm A must equal part I, item 9, column A
   above) ........................................................    4635                    15,658  3133                    0  3.
4. Provision (column A must equal Schedule RI, item 4.a; column B
   must equal Schedule RI, item 4.b) .............................    4230                    13,606  4243                    0  4.
5. Adjustments++ (see instructions for this schedule) ............    4815                     3,269  3134                    0  5.
6. Balance end of current period (sum of items 1 through 5)
   (column A must equal Schedule RC, item 4.b; column B must equal
   Schedule RC, item 4.c) ........................................    3123                    63,027  3128                    0  6.

- -----------------
++Describe on Schedule RI-E--Explanantions.



Schedule RI-C--Applicable Income Taxes by Taxing Authority

SCHEDULE RI-C IS TO BE REPORTED WITH THE DECEMBER REPORT OF INCOME.
                                                                                              ----------------
                                                                                                     I489       <-
                                                                                ------------- ----------------
                                                Dollar Amounts in Thousands     RIAD    Bil     Mil     Thou
- -----------------------------------------------------------------------------   ------------------------------
1. Federal ..................................................................   4780                    N/A     1.
2. State and local ..........................................................   4790                    N/A     2.
3. Foreign ..................................................................   4795                    N/A     3.
4. Total (sum of items 1 through 3) (must equal sum of Schedule RI, items 9
   and 11.b) ................................................................   4770                    N/A     4.
                                                          --------------------
5. Deferred portion of item 4 ...........................  RIAD 4772     N/A                                    5.
                                                          --------------------------------------------------

Legal Title of Bank:    BANK ONE, INDIANAPOLIS, NA                        Call Date: 9/30/94 ST-BK: 18-1980 FFIEC 031
Address:                111 MONUMENT CIRCLE, SUITE 481                                                      Page RI-6
City, State  Zip:       INDIANAPOLIS, IN 46277-0104
FDIC Certificate No.:   04345

Schedule RI-D--Income from International Operations

FOR ALL BANKS WITH FOREIGN OFFICES, EDGE OR AGREEMENT SUBSIDIARIES, OR IBFS WHERE INTERNATIONAL OPERATIONS ACCOUNT FOR MORE THAN 10 PERCENT OF TOTAL REVENUES, TOTAL ASSETS, OR NET INCOME.

Part I. Estimated Income from International Operations

                                                                                                               -------
                                                                                                                I492    <-
                                                                                                ----------------------
                                                                                                         Year-to-date
                                                                                                ----------------------
                                                                  Dollar Amounts in Thousands    RIAD  Bil  Mil  Thou
- ----------------------------------------------------------------------------------------------------------------------
1. Interest income and expense booked at foreign offices, Edge and Agreement subsidiaries, and IBFs:
   a. Interest income booked...................................................................  4837             N/A   1.a.
   b. Interest expense booked..................................................................  4838             N/A   1.b.
   c. Net interest income booked at foreign offices, Edge and Agreement subsidiaries, and IBFs
      (item 1.a minus 1.b).....................................................................  4839             N/A   1.c.
2. Adjustments for booking location of international operations:
   a. Net interest income attributable to international operations booked at domestic offices..  4840             N/A   2.a.
   b. Net interest income attributable to domestic business booked at foreign offices..........  4841             N/A   2.b.
   c. Net booking location adjustment (item 2.a minus 2.b).....................................  4842             N/A   2.c.
3. Noninterest income and expense attributable to international operations:
   a. Noninterest income attributable to international operations..............................  4097             N/A   3.a.
   b. Provision for loan and lease losses attributable to international operations.............  4235             N/A   3.b.
   c. Other noninterest expense attributable to international operations.......................  4239             N/A   3.c.
   d. Net noninterest income (expense) attributable to international operations (item 3.a
      minus 3.b and 3.c).......................................................................  4843             N/A   3.d.
4. Estimated pretax income attributable to international operations before capital allocation
   adjustment (sum of items 1.c, 2.c, and 3.d).................................................  4844             N/A   4.
5. Adjustment to pretax income for internal allocations to international operations to reflect
   the effects of equity capital on overall bank funding costs.................................  4845             N/A   5.
6. Estimated pretax income attributable to international operations after capital allocation
   adjustment (sum of items 4 and 5)...........................................................  4846             N/A   6.
7. Income taxes attributable to income from international operations as estimated in item 6....  4797             N/A   7.
8. Estimated net income attributable to international operations (item 6 minus 7)..............  4341             N/A   8.
                                                                                                ----------------------

Memoranda                                                                                       ----------------------
                                                                  Dollar Amounts in Thousands    RIAD  Bil  Mil  Thou
- ----------------------------------------------------------------------------------------------------------------------
1. Intracompany interest income included in item 1.a above.....................................  4847             N/A   M.1.
2. Intracompany interest expense included in item 1.b above....................................  4848             N/A   M.2.
                                                                                                ----------------------

Part II. Supplementary Details on Income from International Operations Required by the Departments of Commerce and Treasury for Purposes of the U.S. International Accounts and the U.S. National Income and Product Accounts

                                                                                                ----------------------
                                                                                                         Year-to-date
                                                                                                ----------------------
                                                                  Dollar Amounts in Thousands    RIAD  Bil  Mil  Thou
- ----------------------------------------------------------------------------------------------------------------------
1. Interest income booked at IBFs..............................................................  4849             N/A   1.
2. Interest expense booked at IBFs.............................................................  4850             N/A   2.
3. Noninterest income attributable to international operations booked at domestic offices
   (excluding IBFs):
   a. Gains (losses) and extraordinary items...................................................  5491             N/A   3.a.
   b. Fees and other noninterest income........................................................  5492             N/A   3.b.
4. Provisions for loan and lease losses attributable to international operations booked at
   domestic offices (excluding IBFs)...........................................................  4852             N/A   4.
5. Other noninterest expense attributable to international operations booked at domestic offices
   (excluding IBFs)............................................................................  4853             N/A   5.
                                                                                                ----------------------

Legal Title of Bank:    BANK ONE, INDIANAPOLIS, NA                        Call Date: 9/30/94 ST-BK: 18-1980 FFIEC 031
Address:                111 MONUMENT CIRCLE, SUITE 481                                                      Page RI-7
City, State  Zip:       INDIANAPOLIS, IN 46277-0104
FDIC Certificate No.:   04345

Schedule RI-E--Explanations

SCHEDULE RI-E IS TO BE COMPLETED EACH QUARTER ON A CALENDAR YEAR-TO-DATE BASIS.

Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                              ---------
                                                                                                I495         <-
                                                                                       ----------------
                                                                                        YEAR-TO-DATE
                                                                                 ----------------------
                                                   DOLLAR AMOUNTS IN THOUSANDS    RIAD     Bil Mil Thou
- -------------------------------------------------------------------------------  ----------------------

  1. All other noninterest income (from Schedule RI, item 5.f.(2)).............
     Report amounts that exceed 10% of Schedule RI, item 5.f.(2):
     a. Net gains on other real estate owned...................................   5415                0      1.a.
     b. Net gains on sales of loans............................................   5416                0      1.b.
     c. Net gains on sales of premises and fixed assets........................   5417                0      1.c.
     Itemize and describe the three largest other amounts that exceed 10% of
     Schedule RI, item 5.f.(2):
       ----------
     d. TEXT 4461 STATE INTANGIBLES TAX REFUND                                    4461            8,102      1.d.
        --------- -------------------------------------------------------------
     e. TEXT 4462 CORPORATE OWNED LIFE INSURANCE                                  4462            1,614      1.e.
        --------- -------------------------------------------------------------
     f. TEXT 4463                                                                 4463                       1.f.
        --------- -------------------------------------------------------------
  2. Other noninterest expense (from Schedule RI, item 7.c):
     a. Amortization expense of intangible assets..............................   4531            2,149      2.a.
     Report amounts that exceed 10% of Schedule RI, item 7.c:
     b. Net losses on other real estate owned..................................   5418                0      2.b.
     c. Net losses on sales of loans...........................................   5419                0      2.c.
     d. Net losses on sales of premises and fixed assets.......................   5420                0      2.d.
     Itemize and describe the three largest other amounts that exceed 10% of
     Schedule RI, item 7.c:
       --------------
     e. TEXT 4464 INTERHOLDING COMPANY DATA PROCESSING FEE                        4464            9,123      2.e.
        --------- -------------------------------------------------------------
     f. TEXT 4467                                                                 4467                       2.f.
        --------- -------------------------------------------------------------
     g. TEXT 4468                                                                 4468                       2.g.
        --------- -------------------------------------------------------------
  3. Extraordinary items and other adjustments (from Schedule RI, item 11.a) and applicable income tax effect (from Schedule RI, item 11.b) (itemize and describe all extraordinary items and other adjustments):
            ---------
     a. (1) TEXT 4469                                                             4469                       3.a.(1)
            --------- ---------------------------------------------------------
        (2) Applicable income tax effect                   RIAD 4486                                         3.a.(2)
            ---------                                      --------------------
     b. (1) TEXT 4487                                                             4487                       3.b.(1)
            --------- ---------------------------------------------------------
        (2) Applicable income tax effect                   RIAD 4488                                         3.b.(2)
            ---------                                      --------------------
     c. (1) TEXT 4489                                                             4489                       3.c.(1)
            --------- ---------------------------------------------------------
        (2) Applicable income tax effect                   RIAD 4491                                         3.c.(2)
                                                           --------------------
  4. Equity capital adjustments from amended Reports of Income (from Schedule
     RI-A, item 2) (itemize and describe all adjustments):
     a. TEXT 4492                                                                 4492                       4.a.
        --------- --------------------------------------------------------------
     b. TEXT 4493                                                                 4493                       4.b.
        --------- --------------------------------------------------------------
  5. Cumulative effect of changes in accounting principles from prior years
     (from Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):
        ---------
     a. TEXT 4494                                                                 4494                       5.a.
        --------- --------------------------------------------------------------
     b. TEXT 4495                                                                 4495                       5.b.
        --------- --------------------------------------------------------------
  6. Corrections of material accounting errors from prior years (from
     Schedule RI-A, item 10) (itemize and describe all corrections):
        ---------
     a. TEXT 4496 STATE INC TAX RELATED TO ADOPTION OF FASB 96                    4496           (3,250)     6.a.
       --------- --------------------------------------------------------------
     b. TEXT 4497                                                                 4497                       6.b.
        ------------------------------------------------------------------------------------------------



Legal Title of Bank:    BANK ONE, INDIANAPOLIS, NA                        Call Date: 9/30/94 ST-BK: 18-1980 FFIEC 031
Address:                111 MONUMENT CIRCLE, SUITE 481                                                      Page RI-8
City, State  Zip:       INDIANAPOLIS, IN 46277-0104
FDIC Certificate No.:   04345

Schedule RI-E--Continued

                                                                                       ----------------
                                                                                        YEAR-TO-DATE
                                                                                 ----------------------
                                                   DOLLAR AMOUNTS IN THOUSANDS    RIAD     Bil Mil Thou
- ------------------------------------------------------------------------------   ----------------------

  7. Other transactions with parent holding company (from Schedule RI-A, item 13) (itemize and describe all such transactions):
        ---------
     a. TEXT 4498                                                                 4498                       7.a.
        --------- -------------------------------------------------------------
     b. TEXT 4499                                                                 4499                       7.b.
        --------- -------------------------------------------------------------
  8. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 5) (itemize and describe all adjustments):
        ---------
     a. TEXT 4521 ACQUIRED CREDIT CARD PORTFOLIO RESERVES                         4521          3,269         8.a.
        --------- -------------------------------------------------------------
     b. TEXT 4522                                                                 4522                        8.b.
        --------- -------------------------------------------------------------  --------------------
  9. Other explanations (the space below is provided for the bank to             I498            I499         <-
     briefly describe, at its option, any other significant items affecting      --------------------
     the Report of Income):
               ---
     No comment X (RIAD 4769)
               ---
     Other explanations (please type or print clearly):
     (TEXT 4769)




                                                                10




Legal Title of Bank:    BANK ONE, INDIANAPOLIS, NA                        Call Date: 9/30/94 ST-BK: 18-1980 FFIEC 031
Address:                111 MONUMENT CIRCLE, SUITE 481                                                      Page RC-1
City, State  Zip:       INDIANAPOLIS, IN 46277-0104
FDIC Certificate No.:   04345

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for September 30, 1994

All schedules are to be reported in thousands of dollars.  Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet
                                                                                               ----------------
                                                                                                     C400        <-
                                                                                 ------------- ----------------
                                                Dollar Amounts in Thousands      RCFD    Bil     Mil     Thou
- -----------------------------------------------------------------------------    ------------------------------
ASSETS
 1. Cash and balances due from depository institutions (from Schedule RC-A):
    a. Non-interst-bearing balances and currency and coin(1) .................   0081                    368,282          1.a.
    b. Interest-bearing balances(2) ..........................................   0071                          0          1.b.
 2. Securities:
    a. HELD-TO-MATURITY SECURITIES (FROM SCHEDULE RC-B, COLUMN A) ............   1754                     93,450          2.a.
    b. AVAILABLE-FOR-SALE SECURITIES (FROM SCHEDULE RC-B, COLUMN D) ..........   1773                    692,404          2.b.
 3. Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
    a. Federal funds sold ....................................................   0276                    217,582          3.a.
    b. Securities purchased under agreements to resell .......................   0277                          0          3.b.
 4. Loans and lease financing receivables:
    a. Loans and leases, net of unearned income
       (from Schedule RC-C) ........................     RCFD 2122   4,109,099                                            4.a.
    b. LESS: Allowance for loan and lease losses ...     RCFD 3123      63,027                                            4.b.
    c. LESS: Allocated transfer risk reserve .......     RCFD 3128           0                                            4.c.
    d. Loans and leases, net of unearned income,
       allowance, and reserve (item 4.a minus 4.b and 4.c) ...................   2125                  4,046,072          4.d.
 5. Assets held in trading accounts ..........................................   3545                          0          5.
 6. Premises and fixed assets (including capitalized leases) .................   2145                     55,753          6.
 7. Other real estate owned (from Schedule RC-M) .............................   2150                     10,296          7.
 8. Investments in unconsolidated subsidiaries and associated companies (from
    Schedule RC-M) ...........................................................   2130                          2          8.
 9. Customers' liability to this bank on acceptances outstanding .............   2155                        888          9.
10. Intangible assets (from Schedule RC-M) ...................................   2143                     31,550         10.
11. Other assets (from Schedule RC-F) ........................................   2160                    112,813         11.
12. Total assets (sum of items 1 through 11) .................................   2170                  5,629,092         12.
                                                                                --------------------------------

- -------------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held in trading accounts.

Legal Title of Bank:        BANK ONE, INDIANAPOLIS, NA                        Call Date: 9/30/94 ST-BK: 18-1980 FFIEC 031
Address:                    111 MONUMENT CIRCLE, SUITE 481                                                      Page RC-2
City, State  Zip:           INDIANAPOLIS, IN 46277-0104
FDIC Certificate No.:       04345
Schedule RC --  Continued

                                              Dollar Amounts in Thousands                          Bil Mil Thou
- ----------------------------------------------------------------------------------------------------------------


LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C from
       Schedule RC-E, part I) .........................................................    RCON 2200    3,524,616   13.a.
                                                             --------------------------
       (1) Non-interest-bearing(1) ......................... RCON 6631        1,053,640                             13.a.(1)
       (2) Interest-bearing ................................ RCON 6636        2,470,976                             13.a.(2)
                                                             --------------------------
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from
       Schedule RC-E, part II) ........................................................    RCFN 2200     254,000    13.b.
                                                             --------------------------
       (1) Non-interest-bearing ............................ RCFN 6631                0                             13.b.(1)
       (2) Interest-bearing ................................ RCFN 6636          254,000                             13.b.(2)
                                                             --------------------------
14. Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
    a. Federal funds purchased ........................................................    RCFD 0278     534,121    14.a.
    b. Securities sold under agreements to repurchase .................................    RCFD 0279     227,103    14.b.
15. a. Demand notes issued to the U.S. Treasury .......................................    RCON 2840      15,000    15.a.
    b. TRADING LIABILITIES ............................................................    RCFD 3548           0    15.b.
16. Other borrowed money:
    a. WITH ORIGINAL MATURITY OF ONE YEAR OR LESS .....................................    RCFD 2332     311,850    16.a.
    b. WITH ORIGINAL MATURITY OF MORE THAN ONE YEAR ...................................    RCFD 2333           0    16.b.
17. Mortgage indebtedness and obligations under capitalized leases ....................    RCFD 2910          71    17.
18. Bank's liability on acceptances executed and outstanding ..........................    RCFD 2920         888    18.
19. Subordinated notes and debentures .................................................    RCFD 3200           0    19.
20. Other liabilities (from Schedule RC-G) ............................................    RCFD 2930     217,766    20.
21. Total liabilities (sum of items 13 through 20) ....................................    RCFD 2948   5,085,415    21.

22. Limited-life preferred stock and related surplus ..................................    RCFD 3282           0    22.
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus .....................................    RCFD 3838           0    23.
24. Common stock ......................................................................    RCFD 3230      18,937    24.
25. Surplus (exclude all surplus related to preferred stock) ..........................    RCFD 3839     124,833    25.
26. a. Undivided profits and capital reserves .........................................    RCFD 3632     414,887    26.a.
    b. NET UNREALIZED HOLDING GAINS (LOSSES) ON AVAILABLE-FOR-SALE SECURITIES .........    RCFD 8434     (14,980)   26.b.
27. Cumulative foreign currency translation adjustments ...............................    RCFD 3284           0    27.
28. Total equity capital (sum of items 23 through 27) .................................    RCFD 3210     543,677    28.
29. Total liabilities, limited-life preferred stock, and equity capital
    (sum of items 21, 22, and 28) .....................................................    RCFD 3300   5,629,092    29.
                                                                                         -----------------------


Memorandum

TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.

1. Indicate in the box at the right the number of the statement below that best describes                    Number
   the most comprehensive level of auditing work performed for the bank by independent              ---------------
   external auditors as of any date during 1993 ..................................................  RCFD 6724  N/A  N.1.
                                                                                                    ---------------

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

4 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)

5 = Review of the bank's financial statements by external auditors

6 = Compilation of the bank's financial statements by external auditors

7 = Other audit procedures (excluding tax preparation work)

8 = No external audit work


- ---------------
(1) Includes total demand deposits and non-interest-bearing time and savings deposits.


Legal Title of Bank:    BANK ONE, INDIANAPOLIS, NA                        Call Date: 9/30/94 ST-BK: 18-1980 FFIEC 031
Address:                111 MONUMENT CIRCLE, SUITE 481                                                      Page RC-3
City, State  Zip:       INDIANAPOLIS, IN 46277-0104
FDIC Certificate No.:   04345

Schedule RC-A--Cash and Balances Due From Depository Institutions

Exclude assets held in trading accounts.
                                                                                                                      -----------
                                                                                                                           C405 <-
                                                                     ------------------------------ ------------------------------
                                                                               (Column A)                     (Column B)
                                                                               Consolidated                    Domestic
                                                                                  Bank                         Offices
                                                                     ------------------------------ ------------------------------
                                       Dollar Amounts in Thousands    RCFD    Bil     Mil     Thou   RCON    Bil     Mil     Thou
- -------------------------------------------------------------------- ------------------------------ ------------------------------
1. Cash items in process of collection, unposted debits, and
   currency and coin ............................................... 0022               318,360                                 1.
   a. Cash items in process of collection and unposted debits ......                                0020                249,878 1.a.
   b. Currency and coin ............................................                                0080                 68,482 1.b.
2. Balances due from depository institutions in the U.S. ...........                                0082                  3,337 2.
   a. U.S. branches and agencies of foreign banks (including their
      IBFs) ........................................................ 0083                     0                                 2.a.
   b. Other commercial banks in the U.S. and other depository
      institutions in the U.S. (including their IBFs) .............. 0085                 3,337                                 2.b.
3. Balances due from banks in foreign countries and foreign central
   banks ...........................................................                                0070                  2,288 3.
   a. Foreign branches of other U.S. banks ......................... 0073                     0                                 3.a.
   b. Other banks in foreign countries and foreign central banks ... 0074                 2,288                                 3.b.
4. Balances due from Federal Reserve Banks ......................... 0090                44,297     0090                 44,297 4.
5. Total (sum of items 1 through 4) (total of column A must equal
   Schedule RC, sum of items 1.a and 1.b) .......................... 0010               368,282     0010                368,282 5.
                                                                    ------------------------------------------------------------


                                                                                ------------------------------
Memorandum                                      Dollar Amounts in Thousands     RCON    Bil     Mil     Thou
- -----------------------------------------------------------------------------   ------------------------------
1. Non-interest-bearing balances due from commercial banks in the U.S.
   (included in item 2, column B above) .....................................   0050                3,337       M.1.
                                                                                ------------------------------

Legal Title of Bank:    BANK ONE, INDIANAPOLIS, NA                        Call Date: 9/30/94 ST-BK: 18-1980 FFIEC 031
Address:                111 MONUMENT CIRCLE, SUITE 481                                                      Page RC-4
City, State  Zip:       INDIANAPOLIS, IN 46277-0104
FDIC Certificate No.:   04345

Schedule RC-B--Securities

Exclude assets held in trading accounts.

                                                                                                                 --------
                                                                                                                    C410     <-
                                         ---------------------------------------------------------------------------------
                                                   Held-to-maturity                        Available-for-sale
                                         ---------------------------------------------------------------------------------
                                            (Column A)           (Column B)          (Column C)            (Column D)
                                           Amortized Cost        Fair Value         Amortized Cost         Fair Value(1)
                                         ---------------------------------------------------------------------------------
Dollar Amounts in Thousands               RCFD Bil Mil Thou   RCFD Bil Mil Thou    RCFD Bil Mil Thou    RCFD Bil Mil Thou
- --------------------------------------------------------------------------------------------------------------------------
1. U.S. Treasury securities............   0211            0   0213            0    1286      569,228    1287      546,296    1.
2. U.S. Government agency and corporation
   obligations (exclude mortgage-backed
   securities):
   a. Issued by U.S. Government
      agencies(2)......................   1289            0   1290            0    1291            0    1293            0    2.a.
   b. Issued by U.S. Government-
      sponsored agencies(3)............   1294            0   1295            0    1297            0    1298            0    2.b.
3. Securities issued by states and
   political subdivisions in the U.S.:
   a. General obligations..............   1676        6,501   1677        6,849    1678            0    1679            0    3.a.
   b. Revenue obligations..............   1681       17,079   1686       17,269    1690            0    1691            0    3.b.
   c. Industrial development and
      similar obligations..............   1694          100   1695          100    1696            0    1697            0    3.c.
4. Mortgage-backed securities (MBS):
   a. Pass-through securities:
      (1) Guaranteed by GNMA...........   1698          482   1699          488    1701            0    1702            0    4.a.(1)
      (2) Issued by FNMA and FHLMC.....   1703       21,814   1705       22,417    1706            0    1707            0    4.a.(2)
      (3) Privately issued.............   1709            0   1710            0    1711        4,114    1713        3,938    4.a.(3)
   b. CMOs and REMICs:
      (1) Issued by FNMA and FHLMC.....   1714            0   1715            0    1716       89,506    1717       88,818    4.b.(1)
      (2) Privately issued and
          collateralized by MBS issued
          or guaranteed by FNMA, FHLMC,
          or GNMA......................   1718          334   1719          339    1731            0    1732            0    4.b.(2)
      (3) All other privately issued...   1733            0   1734            0    1735       40,337    1736       39,294    4.b.(3)
5. Other debt securities:
   a. Other domestic debt securities...   1737       47,135   1738       48,437    1739            0    1741            0    5.a.
   b. Foreign debt securities..........   1742            5   1743            5    1744            0    1746            0    5.b.
                                         ---------------------------------------------------------------------------------

- ------------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c., column D.
(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and
    Export-Import Bank participation certificates.
(3) Includes obligations (other than pass-through securities, CMOs, and REMICs) issued by the Farm Credit System, the Federal Home
    Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing
    Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.


Legal Title of Bank:    BANK ONE, INDIANAPOLIS, NA                        Call Date: 9/30/94 ST-BK: 18-1980 FFIEC 031
Address:                111 MONUMENT CIRCLE, SUITE 481                                                      Page RC-5
City, State  Zip:       INDIANAPOLIS, IN 46277-0104
FDIC Certificate No.:   04345

Schedule RC-B--Continued


                                  -------------------------------------------------------------
                                                         Held-to-maturity
                                  -------------------------------------------------------------
                                            (Column A)                    (Column B)
                                          Amortized Cost                  Fair Value
                                  ------------------------------ ------------------------------
     Dollar Amounts in Thousands   RCFD    Bil     Mil     Thou   RCFD    Bil     Mil     Thou
- --------------------------------- ------------------------------ ------------------------------
6. Equity securities:
   a. Investments in mutual
      funds .....................
   b. Other equity securities
      with readily determin-
      able fair values ..........
   c. All other equity
      securities(1) .............
7. Total (sum of items 1 through
   6) (total of column A must
   equal Schedule RC, item 2.a)
   (total of column D must equal
   Schedule RC, item 2.b) ....... 1754              93,450       1771               95,904
                                 --------------------------------------------------------------

Schedule RC-B--Continued




                                  -------------------------------------------------------------
                                                       Available-for-sale
                                  -------------------------------------------------------------
                                           (Column C)                      (Column D)
                                         Amortized Cost                   Fair Value(1)
                                  ------------------------------ ------------------------------
     Dollar Amounts in Thousands   RCFD    Bil     Mil     Thou   RCFD    Bil     Mil     Thou
- --------------------------------- ------------------------------ ------------------------------
6. Equity securities:
   a. Investments in mutual
      funds ..................... 1747                10,094     1748                   9,745   6.a.
   b. Other equity securities
      with readily determin-
      able fair values .......... 1749                     0     1751                       0   6.b.
   c. All other equity
      securities(1) ............. 1752                 4,313     1753                   4,313   6.c.
7. Total (sum of items 1 through
   6) (total of column A must
   equal Schedule RC, item 2.a)
   (total of column D must equal
   Schedule RC, item 2.b) ....... 1772               717,592     1773                 692,404   7.
                                 --------------------------------------------------------------

                                                                                               ---------------
Memoranda                                                                                            C412       <-
                                                                                -------------- ---------------
                                                Dollar Amounts in Thousands     RCFD    Bil     Mil     Thou
- -----------------------------------------------------------------------------   ------------------------------
1. Pledged securities(2) ....................................................   0416                    459,173   M.1.
2. Maturity and repricing data for DEBT securities(2)(3)(4) (excluding those in nonaccrual status):
   a. Fixed rate debt securities with a remaining maturity of:
      (1) Three months or less ..............................................   0343                         25   M.2.a.(1)
      (2) Over three months through 12 months ...............................   0344                     20,794   M.2.a.(2)
      (3) Over one year through five years ..................................   0345                    553,608   M.2.a.(3)
      (4) Over five years ...................................................   0346                     65,117   M.2.a.(4)
      (5) Total fixed rate debt securities (sum of Memorandum items 2.a.(1)
          through 2.a.(4)) ..................................................   0347                    639,544   M.2.a.(5)
   b. Floating rate debt securities with a repricing frequency of:
      (1) Quarterly or more frequently ......................................   4544                    132,047   M.2.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly ...   4545                        205   M.2.b.(2)
      (3) Every five years or more frequently, but less frequently than
          annually ..........................................................   4551                          0   M.2.b.(3)
      (4) Less frequently than every five years .............................   4552                          0   M.2.b.(4)
      (5) Total floating rate debt securities (sum of Memorandum items
          2.b.(1) through 2.b.(4)) ..........................................   4553                    132,252   M.2.b.(5)
   c. Total DEBT securities (sum of Memorandum items 2.a.(5) and 2.b.(5))
      (must equal total debt securities from schedule RC-B, sum of items 1 through 5, columns A and D, minus nonaccrual debt securities included
      in Schedule RC-N, item 9, column C) ...................................   0393                    771,796   M.2.c.
3. Not applicable
4. Held-to-maturity debt securities restructured and in compliance with modified terms (included in Schedule RC-B, items 3 through 5, column A,
   above) ...................................................................   5365                          0   M.4.
5. Not applicable
6. Floating rate debt securities with a remaining maturity of one year or
   less(2) (included in Memorandum item 2.b.(5) above) ......................   5519                          0   M.6.
7. AMORTIZED COST OF HELD-TO-MATURITY SECURITIES SOLD OR TRANSFERRED TO
   AVAILABLE-FOR-SALE OR TRADING SECURITIES DURING THE CALENDAR YEAR-TO-DATE    1778                          0   M.7.
                                                                               ---------------------------------

(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.
(2) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(3) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(4) Memorandum item 2 is not applicable to savings banks that must complete supplemental Schedule RC-J.

Legal Title of Bank:    BANK ONE, INDIANAPOLIS, NA                        Call Date: 9/30/94 ST-BK: 18-1980 FFIEC 031
Address:                111 MONUMENT CIRCLE, SUITE 481                                                      Page RC-6
City, State  Zip:       INDIANAPOLIS, IN 46277-0104
FDIC Certificate No.:   04345

Schedule RC-C--Loans and Lease Financing Receivables

Part I. Loans and Leases

Do not deduct the allowance for loan and lease losses from amounts                                               --------
reported in this schedule. Report total loans and leases, net of uearned                                           C415  <-
income. Exclude assets held in trading accounts.                             --------------------------------------------
                                                                                  (Column A)             (Column B)
                                                                                 Consolidated             Domestic
                                                                                     Bank                  Offices
                                                                             ---------------------- ---------------------
                                              Dollar Amounts in Thousands     RCFD  Bil  Mil  Thou   RCON  Bil Mil  Thou
- ---------------------------------------------------------------------------  ---------------------- ---------------------
 1. Loans secured by real estate ..........................................   1410       1,238,009                        1.
    a. Construction and land development...................................                          1415        193,180  1.a.
    b. Secured by farmland (including farm residential and other
       improvements).......................................................                          1420          1,596  1.b.
    c. Secured by 1-4 family residential properties:
       (1) Revolving, open-end loans secured by 1-4 family residential
           properties and extended under lines of credit...................                          1797        116,797  1.c.(1)
       (2) All other loans secured by 1-4 family residential properties:
           (a) Secured by first liens......................................                          5367        385,995  1.c.(2)(a)
           (b) Secured by junior liens.....................................                          5368         58,987  1.c.(2)(b)
    d. Secured by multifamily (5 or more) residential properites...........                          1460          9,263  1.d.
    e. Secured by nonfarm nonresidential properties........................                          1480        472,191  1.e.
 2. Loans to depository institutions:
    a. To commercial banks in the U.S. ....................................                          1505         18,000  2.a.
       (1) To U.S. branches and agencies of foreign banks..................   1506               0                        2.a.(1)
       (2) To other commercial banks in the U.S. ..........................   1507          18,000                        2.a.(2)
    b. To other depository institutions in the U.S. .......................   1517               0   1517              0  2.b.
    c. To banks in foreign countries.......................................                          1510              0  2.c.
       (1) To foreign branches of other U.S. banks.........................   1513               0                        2.c.(1)
       (2) To other banks in foreign countries.............................   1516               0                        2.c.(2)
 3. Loans to finance agricultural production and other loans to farmers....   1590          11,673   1590         11,673  3.
 4. Commercial and industrial loans:
    a. To U.S. addressees (domicile).......................................   1763       1,139,252   1763      1,139,252  4.a.
    b. To non-U.S. addressees (domicile)...................................   1764               0   1764              0  4.b.
 5. Acceptances of other banks:
    a. Of U.S. banks.......................................................   1756               0   1756              0  5.a.
    b. Of foreign banks....................................................   1757              99   1757             99  5.b.
 6. Loans to individuals for household, family, and other personal
    expenditures (i.e., consumer loans) (includes purchased paper).........                          1975      1,216,828  6.
    a. Credit cards and related plans (includes check credit and other
       revolving credit plans).............................................   2008         560,481                        6.a.
    b. Other (includes single payment, installment, and all student loans).   2011         656,347                        6.b.
 7. Loans to foreign governments and official institutions (including
    foreign central banks).................................................   2081              24   2081             24  7.
 8. Obligations (other than securities and leases) of states and political subdivisions in the U.S. (includes nonrated industrial development
    obligations)...........................................................   2107          40,567   2107         40,567  8.
 9. Other loans............................................................   1563         108,266                        9.
    a. Loans for purchasing or carrying securities (secured and unsecured).                          1545         29,942  9.a.
    b. All other loans (exclude consumer loans)............................                          1564         78,324  9.b.
10. Lease financing receivables (net of unearned income)...................                          2165        336,402 10.
    a. Of U.S. addressees (domicile).......................................   2182         290,821                       10.a.
    b. Of non-U.S. addressees (domicile)...................................   2183          45,581                       10.b.
11. LESS: Any unearned income on loans reflected in items 1-9 above........   2123              21   2123             21 11.
12. Total loans and leases, net of unearned income (sum of items 1 through
    10 minus item 11) (total of column A must equal Schedule RC, item 4.a).   2122       4,109,099   2122      4,109,099 12.
                                                                             --------------------------------------------

                                                                16


Legal Title of Bank:    BANK ONE, INDIANAPOLIS, NA                        Call Date: 9/30/94 ST-BK: 18-1980 FFIEC 031
Address:                111 MONUMENT CIRCLE, SUITE 481                                                      Page RC-7
City, State  Zip:       INDIANAPOLIS, IN 46277-0104
FDIC Certificate No.:   04345

Schedule RC-C--Continued

Part I. Continued

                                                                    ------------------------------------------------------
                                                                          (Column A)                   (Column B)
                                                                         Consolidated                   Domestic
Memoranda                                                                     Bank                       Offices
                                                                    ------------------------------------------------------
                                       Dollar Amounts in Thousands   RCFD   Bil   Mil   Thou      RCON   Bil   Mil   Thou
- --------------------------------------------------------------------------------------------------------------------------
1. Commercial paper included in Schedule RC-C, part I, above.......  1496                  0      1496                  0    M.1.
2. Loans and leases restructured and in compliance with modified terms (included in Schedule RC-C, part I, above):
   a. Loans secured by real estate:                                                              -------------------------
      (1) To U.S. addressees (domicile)............................  1687              3,854      M.2.a.(1)
      (2) To non-U.S. addressees (domicile)........................  1689                  0      M.2.a.(2)
   b. Loans to finance agricultural production and other loans
      to farmers...................................................  1613                  0      M.2.b.
   c. Commercial and industrial loans:
      (1) To U.S. addressees (domicile)............................  1758                  0      M.2.c.(1)
      (2) To non-U.S. addressees (domicile)........................  1759                  0      M.2.c.(2)
   d. All other loans (exclude loans to individuals for household,
      family, and other personal expenditures).....................  1615                  0      M.2.d.
   e. Lease financing receivables:
      (1) Of U.S. addressees (domicile)............................  1789                  0      M.2.e.(1)
      (2) Of non-U.S. addressees (domicile)........................  1790                  0      M.2.e.(2)
   f. Total (sum of Memorandum items 2.a through 2.e)..............  1616              3,854      M.2.f.
3. Maturity and repricing data for loans and leases(1) (excluding those in nonaccrual status):
   a. Fixed rate loans and leases with a remaining maturity of:
      (1) Three months or less.....................................  0348            110,880      M.3.a.(1)
      (2) Over three months through 12 months......................  0349            225,865      M.3.a.(2)
      (3) Over one year through five years.........................  0356            695,219      M.3.a.(3)
      (4) Over five years..........................................  0357            355,752      M.3.a.(4)
      (5) Total fixed rate loans and leases (sum of Memorandum
          items 3.a.(1) through 3.a.(4))...........................  0358          1,387,716      M.3.a.(5)
   b. Floating rate loans with a repricing frequency of:
      (1) Quarterly or more frequently.............................  4554          2,346,785      M.3.b.(1)
      (2) Annually or more frequently, but less frequently than
          quarterly................................................  4555            337,300      M.3.b.(2)
      (3) Every five years or more frequently, but less frequently
          than annually............................................  4561              1,306      M.3.b.(3)
      (4) Less frequently than every five years....................  4564                207      M.3.b.(4)
      (5) Total floating rate loans (sum of Memorandum items 3.b.(1)
          through 3.b.(4)).........................................  4567          2,685,598      M.3.b.(5)
   c. Total loans and leases (sum of Memorandum items 3.a.(5) and
      3.b.(5)) (must equal the sum of total loans and leases, net, from Schedule RC-C, part I, item 12, plus unearned income from
      Schedule RC-C, part I, item 11, minus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8,
      column C)....................................................  1479          4,073,314      M.3.c.
4. Loans to finance commercial real estate, construction, and land development activities (NOT SECURED BY REAL ESTATE) included in
   Schedule RC-C, part I, items 4 and 9, column A, page RC-6(2)....  2746              6,574      M.4.
5. Loans and leases held for sale (included in Schedule RC-C,
   part I, above)..................................................  5369                  0      M.5.
                                                                                                --------------------------
6. Adjustable rate closed-end loans secured by first liens on 1-4                                 RCON   Bil   Mil   Thou
   family residential properties (included in Schedule RC-C, part I,                             -------------------------
   item 1.c.(2)(a), column B, page RC-6)...........................                               5370            238,196    M.6.
                                                                    ------------------------------------------------------

- ------------
(1) Memorandum item 3 is not applicable to savings banks that must complete supplemental Schedule RC-J.
(2) Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.

Legal Title of Bank:        BANK ONE, INDIANAPOLIS, NA                        Call Date: 9/30/94 ST-BK: 18-1980 FFIEC 031
Address:                    111 MONUMENT CIRCLE, SUITE 481                                                      Page RC-8
City, State  Zip:           INDIANAPOLIS, IN 46277-0104
FDIC Certificate No.:       04345
Schedule RC-D --  Trading Assets and Liabilities

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of interest rate, foreign exchange rate, and other commodity and equity contracts (as reported in Schedule RC-L, items 11,
12, and 13).


                                                                                             ---------------
                                                                                                  C420      <-
                                                                              ------------------------------
                                              Dollar Amounts in Thousands                    Bil Mil Thou
- ------------------------------------------------------------------------------------------------------------

ASSETS
 1. U.S. Treasury securities in domestic offices .............................  RCON 3531               0       1.
 2. U.S. Government agency and corporation obligations in domestic offices
    (exclude mortgage-backed securities) .....................................  RCON 3532               0       2.
 3. Securities issued by states and political subdivisions in the U.S.
    in domestic offices ......................................................  RCON 3533               0       3.
 4. Mortgage-backed securities in domestic offices:
    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA ..  RCON 3534               0       4.a.
    b. CMOs and REMICs issued by FNMA or FHLMC ...............................  RCON 3535               0       4.b.
    c. All other .............................................................  RCON 3536               0       4.c.
 5. Other debt securities in domestic offices ................................  RCON 3537               0       5.
 6. Certificates of deposit in domestic offices ..............................  RCON 3538               0       6.
 7. Commercial paper in domestic offices .....................................  RCON 3539               0       7.
 8. Bankers acceptances in domestic offices ..................................  RCON 3540               0       8.
 9. Other trading assets in domestic offices .................................  RCON 3541               0       9.
10. Trading assets in foreign offices ........................................  RCFN 3542               0      10.
11. Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity contracts:
    a. In domestic offices ...................................................  RCON 3543               0      11.a.
    b. In foreign offices ....................................................  RCFN 3544               0      11.b.
12. Total trading assets (sum of items 1 through 11) (must equal
    Schedule RC, item 5) .....................................................  RCFD 3545               0      12.
                                                                              ------------------------------
                                                                              ------------------------------
LIABILITIES                                                                                  Bil Mil Thou
                                                                              ------------------------------
13. Liability for short positions ............................................  RCFD 3546               0       13.
14. Revaluation losses on interest rate, foreign exchange rate, and
    other commodity and equity contracts .....................................  RCFD 3547               0       14.
15. Total trading liabilities (sum of items 13 and 14) (must equal
    Schedule RC, item 15.b) ..................................................  RCFD 3548               0       15.
                                                                              ------------------------------



Legal Title of Bank:    BANK ONE, INDIANAPOLIS, NA                        Call Date: 9/30/94 ST-BK: 18-1980 FFIEC 031
Address:                111 MONUMENT CIRCLE, SUITE 481                                                      Page RC-9
City, State  Zip:       INDIANAPOLIS, IN 46277-0104
FDIC Certificate No.:   04345

Schedule RC-E--Deposit Liabilities

Part I. Deposits in Domestic Offices
                                                                                                                   ------------
                                                                                                                       C425     <-
                                  -------------------------------------------------------------------------------- ------------
                                                                                                         Nontransaction
                                                        Transaction Accounts                                Accounts
                                  -------------------------------------------------------------- ------------------------------
                                            (Column A)                      (Column B)                     (Column C)
                                        Total transaction                   Memo: Total                      Total
                                       accounts (including                demand deposits               nontransaction
                                          total demand                     (included in                     accounts
                                            deposits)                        column A)                 (including MMDAs)
                                  ------------------------------- ------------------------------ ------------------------------
     Dollar Amounts in Thousands   RCON    Bil     Mil     Thou    RCON    Bil     Mil     Thou   RCON    Bil     Mil     Thou
- --------------------------------- ------------------------------- ------------------------------ ------------------------------
Deposits of:
1. Individuals, partnerships, and
   corporations ................. 2201                  1,134,048  2240                  802,463  2346                2,114,917 1.
2. U.S. Government .............. 2202                     10,849  2280                   10,849  2520                        0 2.
3. States and political
   subdivisions in the U.S. ..... 2203                     44,038  2290                    7,411  2530                   52,456 3.
4. Commercial banks in the U.S. . 2206                     56,007  2310                   56,007                                4.
   a. U.S. branches and agencies
      of foreign banks ..........                                                                 2347                        0 4.a.
   b. Other commercial banks in
      the U.S. ..................                                                                 2348                    3,577 4.b.
5. Other depository institutions
   in the U.S. .................. 2207                      5,354  2312                    5,354  2349                      100 5.
6. Banks in foreign countries ... 2213                        949  2320                      949                                6.
   a. Foreign branches of other
      U.S. banks ................                                                                 2367                        0 6.a.
   b. Other banks in foreign
      countries .................                                                                 2373                        0 6.b.
7. Foreign governments and
   official institutions
   (including foreign central
   banks) ......................  2216                          0  2300                        0  2377                        0 7.
8. Certified and official checks  2330                    102,321  2330                  102,321                                8.
9. Total (sum of items 1 through
   8) (sum of columns A and C
   must equal Schedule RC, item
   13.a) ........................ 2215                  1,353,566  2210                  985,354  2385                2,171,050 9.
                                  ------------------------------- ------------------------------ ------------------------------


                                                                                ------------------------------
Memoranda                                       Dollar Amounts in Thousands     RCON    Bil     Mil     Thou
- -----------------------------------------------------------------------------   ------------------------------
1. Selected components of total deposits (i.e., sum of item 9, columns A and
   C):
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts ...   6835                  149,795   M.1.a.
   b. Total brokered deposits ...............................................   2365                      500   M.1.b.
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):
      (1) Issued in denominations of less than $100,000 .....................   2343                        0   M.1.c.(1)
      (2) Issued EITHER in denominations of $100,000 OR in denominations greater than $100,000 and participated out by the broker in shares
          of $100,000 or less ...............................................   2344                        0   M.1.c.(2)
   d. Total deposits denominated in foreign currencies ......................   3776                    1,754   M.1.d.
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or
      collateralized as required under state law) ..........................   5590                        0   M.1.e.
2. Components of total nontransaction accounts (sum of Memoranda items 2.a through 2.d must equal item 9, column C above):
   a. Savings deposits:
      (1) Money market deposit accounts (MMDAs) .............................   6810                  780,538   M.2.a.(1)
      (2) Other savings deposits (excludes MMDAs) ...........................   0352                  530,011   M.2.a.(2)
   b. Total time deposits of less than $100,000 .............................   6648                  769,750   M.2.b.
   c. Time certificates of deposit of $100,000 or more ......................   6645                   90,751   M.2.c.
   d. Open-account time deposits of $100,000 or more ........................   6646                        0   M.2.d.
3. All NOW accounts (included in column A above) ............................   2398                  368,212   M.3.
                                                                              --------------------------------

Legal Title of Bank:    BANK ONE, INDIANAPOLIS, NA                        Call Date: 9/30/94 ST-BK: 18-1980 FFIEC 031
Address:                111 MONUMENT CIRCLE, SUITE 481                                                      Page RC-10
City, State  Zip:       INDIANAPOLIS, IN 46277-0104
FDIC Certificate No.:   04345

Schedule RC-E--Continued

Part I. Continued

Memoranda (continued)

DEPOSIT TOTALS FOR FDIC INSURANCE ASSESSMENTS(1)
                                                                                ------------------------------
                                                Dollar Amounts in Thousands     RCON    Bil     Mil     Thou
- -----------------------------------------------------------------------------   ------------------------------
4. Total deposits in domestic offices (sum of item 9, column A and item 9,
   column C) (must equal Schedule RC, item 13.a) ............................   2200                 3,524,616  M.4.

   a.  TOTAL DEMAND DEPOSITS (must equal item 9, column B) ..................   2210                   985,354  M.4.a.
   b.  TOTAL TIME AND SAVINGS DEPOSITS(2) (must equal item 9, column A plus
       item 9, column C minus item 9, column B) .............................   2350                 2,539,262  M.4.b.

- ------------
(1) An amended Certified Statement should be submitted to the FDIC if the deposit totals reported in this item are amended after the semiannual Certified Statement originally covering this report date has been filed with the FDIC.
(2) For FDIC insurance assessment purposes, "total time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.


                                                                                ------------------------------
                                                Dollar Amounts in Thousands     RCON    Bil     Mil     Thou
- -----------------------------------------------------------------------------   ------------------------------
5. Time deposits of less than $100,000 and open-account time deposits of
   $100,000 or more (included in Memorandum items 2.b and 2.d above) with a remaining maturity or repricing frequency of:(1)
   a. Three months or less ..................................................   0359                  128,343   M.5.a.
   b. Over three months through 12 months (but not over 12 months) ..........   3644                  256,706   M.5.b.
6. Maturity and repricing data for time certificates of deposit of $100,000 or more:(1)
   a. Fixed rate time certificates of deposit of $100,000 or more with a remaining maturity of:
      (1) Three months or less ..............................................   2761                   65,792   M.6.a.(1)
      (2) Over three months through 12 months ...............................   2762                   17,793   M.6.a.(2)
      (3) Over one year through five years ..................................   2763                    4,231   M.6.a.(3)
      (4) Over five years ...................................................   2765                    2,935   M.6.a.(4)
      (5) Total fixed rate time certificates of deposit of $100,000 or more
          (sum of Memorandum items 6.a.(1) through 6.a.(4)) .................   2767                   90,751   M.6.a.(5)
   b. Floating rate time certificates of deposit of $100,000 or more with a repricing frequency of:
      (1) Quarterly or more frequently ......................................   4568                        0   M.6.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly ...   4569                        0   M.6.b.(2)
      (3) Every five years or more frequently, but less frequently than
          annually ..........................................................   4571                        0   M.6.b.(3)
      (4) Less frequently than every five years .............................   4572                        0   M.6.b.(4)
      (5) Total floating rate time certificates of deposit of $100,000 or
          more (sum of Memorandum items 6.b.(1) through 6.b.(4)) ............   4573                        0   M.6.b.(5)
   c. Total time certificates of deposit of $100,000 or more (sum of
      Memorandum items 6.a.(5) and 6.b.(5)) (must equal Memorandum item 2.c.
      above) ................................................................   6645                   90,751   M.6.c.
                                                                               -------------------------------

- -------------------
(1) Memorandum items 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

Legal Title of Bank:    BANK ONE, INDIANAPOLIS, NA                        Call Date: 9/30/94 ST-BK: 18-1980 FFIEC 031
Address:                111 MONUMENT CIRCLE, SUITE 481                                                      Page RC-11
City, State  Zip:       INDIANAPOLIS, IN 46277-0104
FDIC Certificate No.:   04345

Schedule RC-E--Continued

Part II. Deposits in Foreign Offices (including Edge and Agreement subsidiaries and IBFs)

                                                                                 ----------------------
                                                   DOLLAR AMOUNTS IN THOUSANDS    RCFN     Bil Mil Thou
- -------------------------------------------------------------------------------------------------------
Deposits of:
1. Individuals, partnerships, and corporations................................    2621                0      1.
2. U.S. banks (including IBFs and foreign branches of U.S. banks).............    2623          254,000      2.
3. Foreign banks (including U.S. branches and agencies of foreign banks,
   including their IBFs)......................................................    2625                0      3.
4. Foreign governments and official institutions (including foreign central
   banks).....................................................................    2650                0      4.
5. Certified and official checks..............................................    2330                0      5.
6. All other deposits.........................................................    2668                0      6.
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b).......    2200          254,000      7.
                                                                                 ----------------------

Schedule RC-F--Other Assets
                                                                                                 --------
                                                                                                   C430      <-
                                                                                  -----------------------
                                                   DOLLAR AMOUNTS IN THOUSANDS               Bil Mil Thou
- ---------------------------------------------------------------------------------------------------------
1. Income earned, not collected on loans......................................    RCFD 2164        21,601    1.
2. Net deferred tax assets(1).................................................    RCFD 2148             0    2.
3. Excess residential mortgage servicing fees receivable......................    RCFD 5371             0    3.
4. Other (itemize amounts that exceed 25% of this item).......................    RCFD 2168        91,212    4.
       -----------                                         --------------------
   a.   TEXT 3549   LIFE INSURANCE-CASH SURRENDER VALUE     RCFD 3549    46,572                              4.a.
       -----------
   b.   TEXT 3550                                           RCFD 3550                                        4.b.
       -----------
   c.   TEXT 3551                                           RCFD 3551                                        4.c.
       ------------------------------------------------------------------------
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11).........    RCFD 2160       112,813    5.
                                                                                  -----------------------
Memorandum                                                                        -----------------------
                                                   DOLLAR AMOUNTS IN THOUSANDS               Bil Mil Thou
- ---------------------------------------------------------------------------------------------------------
1. Deferred tax assets disallowed for regulatory capital purposes.............    RCFD 5610             0    M.1.
                                                                                  -----------------------

Schedule RC-G--Other Liabilities
                                                                                                 --------
                                                                                                   C435      <-
                                                                                  -----------------------
                                                   DOLLAR AMOUNTS IN THOUSANDS               Bil Mil Thou
- ---------------------------------------------------------------------------------------------------------
1. a. Interest accrued and unpaid on deposits in domestic offices(2)..........    RCON 3645         9,068    1.a.
   b. Other expenses accrued and unpaid (includes accrued income taxes
      payable)................................................................    RCFD 3646        36,608    1.b.
2. Net deferred tax liabilities(1)............................................    RCFD 3049       164,453    2.
3. Minority interest in consolidated subsidiaries.............................    RCFD 3000             0    3.
4. Other (itemize amounts that exceed 25% of this item).......................    RCFD 2938         7,637    4.
       -----------                                         --------------------
   a.   TEXT 3552   MTM SWAP FEES                           RCFD 3552     2,009                              4.a.
       -----------
   b.   TEXT 3553   OTHER ASSETS WITH CREDIT BALANCES       RCFD 3553     2,433                              4.b.
       -----------
   c.   TEXT 3554                                           RCFD 3554                                        4.c.
       ------------------------------------------------------------------------
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20)..........   RCFD 2930       217,766    5.
                                                                                  -----------------------

- ------------
(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) For savings banks, include "dividends" accrued and unpaid on deposits.

                                      21


Legal Title of Bank:    BANK ONE, INDIANAPOLIS, NA                        Call Date: 9/30/94 ST-BK: 18-1980 FFIEC 031
Address:                111 MONUMENT CIRCLE, SUITE 481                                                      Page RC-12
City, State  Zip:       INDIANAPOLIS, IN 46277-0104
FDIC Certificate No.:   04345

Schedule RC-H--Selected Balance Sheet Items for Domestic Offices

                                                                                                 --------------
                                                                                                      C440       <-
                                                                                 --------------- --------------
                                                                                        Domestic Offices
                                                                                 ------------------------------
                                                  Dollar Amounts in Thousands     RCON    Bil     Mil     Thou
- -----------------------------------------------------------------------------    ------------------------------
 1. Customers' liability to this bank on acceptances outstanding .............   2155                      888   1.
 2. Bank's liability on acceptances executed and outstanding .................   2920                      888   2.
 3. Federal funds sold and securities purchased under agreements to resell ...   1350                  217,582   3.
 4. Federal funds purchased and securities sold under agreements to repurchase   2800                  761,224   4.
 5. Other borrowed money .....................................................   3190                  311,850   5.
    EITHER
 6. Net due from own foreign offices, Edge and Agreement subsidiaries, and
    IBFs .....................................................................   2163                      N/A   6.
    OR
 7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs    2941                  254,040   7.
 8. Total assets (excludes net due from foreign offices, Edge and Agreement
    subsidiaries, and IBFs) ..................................................   2192                5,629,092   8.
 9. Total liabilities (excludes net due to foreign offices, Edge and Agreement
    subsidiaries, and IBFs) ..................................................   3129                4,831,375   9.
                                                                               --------------------------------

ITEMS 10-17 INCLUDE HELD-TO-MATURITY AND AVAILABLE-FOR-SALE SECURITIES IN DOMESTIC OFFICES.
                                                                               --------------------------------
                                                                                 RCON    Bil     Mil     Thou
- -----------------------------------------------------------------------------  --------------------------------
10. U.S. TREASURY SECURITIES ................................................   1779                  546,296   10.
11. U.S. GOVERNMENT AGENCY AND CORPORATION OBLIGATIONS (EXCLUDE MORTGAGE-
    BACKED SECURITIES) ......................................................   1785                        0   11.
12. SECURITIES ISSUED BY STATES AND POLITICAL SUBDIVISIONS IN THE U.S. ......   1786                   23,680   12.
13. MORTGAGE-BACKED SECURITIES:
    a. PASS-THROUGH SECURITIES:
       (1) ISSUED OR GUARANTEED BY FNMA, FHLMC, OR GNMA .....................   1787                   22,296   13.a.(1)
       (2) PRIVATELY ISSUED .................................................   1869                    3,938   13.a.(2)
    b. CMOS AND REMICS:
       (1) ISSUED BY FNMA AND FHLMC .........................................   1877                   88,818   13.b.(1)
       (2) PRIVATELY ISSUED .................................................   2253                   39,628   13.b.(2)
14. OTHER DOMESTIC DEBT SECURITIES ..........................................   3159                   47,135   14.
15. FOREIGN DEBT SECURITIES .................................................   3160                        5   15.
16. EQUITY SECURITIES:
    a. INVESTMENTS IN MUTUAL FUNDS ..........................................   3161                    9,745   16.a.
    b. OTHER EQUITY SECURITIES WITH READILY DETERMINABLE FAIR VALUES ........   3162                        0   16.b.
    c. ALL OTHER EQUITY SECURITIES ..........................................   3169                    4,313   16.c.
17. TOTAL HELD-TO-MATURITY AND AVAILABLE-FOR-SALE SECURITIES (SUM OF ITEMS
    10 THROUGH 16) ..........................................................   3170                  785,854   17.
                                                                               --------------------------------

Memorandum (to be completed only by banks with IBFs and other "foreign" offices)
                                                                                 ------------------------------
                                                Dollar Amounts in Thousands       RCON    Bil     Mil     Thou
- -----------------------------------------------------------------------------    ------------------------------
    EITHER
 1. Net due from the IBF of the domestic offices of the reporting bank .......   3051                       N/A  N.1.
    OR
 2. Net due to the IBF of the domestic offices of the reporting bank .........   3059                         0  N.2.
                                                                                 ------------------------------

Legal Title of Bank:    BANK ONE, INDIANAPOLIS, NA                        Call Date: 9/30/94 ST-BK: 18-1980 FFIEC 031
Address:                111 MONUMENT CIRCLE, SUITE 481                                                      Page RC-13
City, State  Zip:       INDIANAPOLIS, IN 46277-0104
FDIC Certificate No.:   04345

Schedule RC-I--Selected Assets and Liabilities of IBFs

TO BE COMPLETED ONLY BY BANKS WITH IBFS AND OTHER "FOREIGN" OFFICES.
                                                                                                 -------------
                                                                                                     C445       <-
                                                                                ---------------- -------------
                                                Dollar Amounts in Thousands      RCFN    Bil     Mil     Thou
- -----------------------------------------------------------------------------   ------------------------------
1. Total IBF assets of the consolidated bank (component of Schedule RC, item
   12) ......................................................................   2133                       12   1.
2. Total IBF loans and lease financing receivables (component of Schedule
   RC-C, part I, item 12, column A) .........................................   2076                        0   2.
3. IBF commercial and industrial loans (component of Schedule RC-C, part I,
   item 4, column A) ........................................................   2077                        0   3.
4. Total IBF liabilities (component of Schedule RC, item 21) ................   2898                  254,040   4.
5. IBF deposit liabilities due to banks, including other IBFs (component of
   Schedule RC-E, part II, items 2 and 3) ....................................  2379                  254,000   5.
6. Other IBF deposit liabilities (component of Schedule RC-E, part II, items
   1, 4, 5, and 6) ...........................................................  2381                        0   6.
                                                                               --------------------------------

Schedule RC-K--Quarterly Averages (1)
                                                                                                  ------------
                                                                                                      C455      <-
                                                                                ----------------- ------------
                                                Dollar Amounts in Thousands             Bil     Mil     Thou
- -----------------------------------------------------------------------------   ------------------------------
ASSETS
 1. Interest-bearing balances due from depository institutions ..............   RCFD 3381                    0  1.
 2. U.S. Treasury securities and U.S. Government agency and corporation
    obligations(2) ..........................................................   RCFD 3382              707,473  2.
 3. Securities issued by states and political subdivisions in the U.S.(2) ...   RCFD 3383               23,976  3.
 4. a. Other debt securities(2) .............................................   RCFD 3647               93,617  4.a.
    b. Equity securities(3) (includes investments in mutual funds and Federal
       Reserve stock) .......................................................   RCFD 3648               14,291  4.b.
 5. Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries,
    and in IBFs ..............................................................  RCFD 3365              254,204  5.
 6. Loans:
    a. Loans in domestic offices:
       (1) Total loans .......................................................  RCON 3360            3,750,532  6.a.(1)
       (2) Loans secured by real estate ......................................  RCON 3385            1,182,679  6.a.(2)
       (3) Loans to finance agricultural production and other loans to farmers  RCON 3386               10,468  6.a.(3)
       (4) Commercial and industrial loans ...................................  RCON 3387            1,116,202  6.a.(4)
       (5) Loans to individuals for household, family, and other personal
           expenditures ......................................................  RCON 3388            1,312,330  6.a.(5)
       (6) Obligations (other than securities and leases) of states and
           political subdivisions in the U.S. ................................  RCON 3389               41,313  6.a.(6)
    b. Total loans in foreign offices, Edge and Agreement subsidiaries, and
       IBFs ..................................................................  RCFN 3360                    0  6.b.
 7. Assets held in trading accounts ..........................................  RCFD 3401                    0  7.
 8. Lease financing receivables (net of unearned income) .....................  RCFD 3484              312,854  8.
 9. Total assets .............................................................  RCFD 3368            5,632,849  9.
LIABILITIES
10. Interest-bearing transaction accounts in domestic offices (NOW accounts,
    ATS accounts, and telephone and preauthorized transfer accounts) (exclude
    demand deposits) .........................................................  RCON 3485              376,131  10.
11. Nontransaction accounts in domestic offices:
    a. Money market deposit accounts (MMDAs) .................................  RCON 3486              783,077  11.a.
    b. Other savings deposits ................................................  RCON 3487              558,919  11.b.
    c. Time certificates of deposit of $100,000 or more ......................  RCON 3345               51,634  11.c.
    d. All other time deposits ...............................................  RCON 3469              717,204  11.d.
12. Interest-bearing deposits in foreign offices, Edge and Agreement
    subsidiaries, and IBFs ...................................................  RCFN 3404              121,933  12.
13. Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement
    subsidiaries, and in IBFs ................................................  RCFD 3353              903,453  13.
14. Other borrowed money .....................................................  RCFD 3355              358,936  14.
                                                                               --------------------------------

- ----------------
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or
    (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.

Legal Title of Bank:    BANK ONE, INDIANAPOLIS, NA                        Call Date: 9/30/94 ST-BK: 18-1980 FFIEC 031
Address:                111 MONUMENT CIRCLE, SUITE 481                                                      Page RC-14
City, State  Zip:       INDIANAPOLIS, IN 46277-0104
FDIC Certificate No.:   04345

Schedule RC-L--Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L.  Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.
                                                                                                   -----------
                                                                                                      C460    <-
                                                                                ------------------ -----------
                                                Dollar Amounts in Thousands      RCFD    Bil     Mil     Thou
- -----------------------------------------------------------------------------   ------------------------------
 1. Unused commitments:
    a. Revolving, open-end lines secured by 1-4 family residential
       properties, e.g., home equity lines ..................................   3814                   96,536   1.a.
    b. Credit card lines ....................................................   3815                3,008,533   1.b.
    c. Commercial real estate, construction, and land development:
       (1) Commitments to fund loans secured by real estate .................   3816                  113,769   1.c.(1)
       (2) Commitments to fund loans not secured by real estate .............   6550                   66,561   1.c.(2)
    d. Securities underwriting ..............................................   3817                        0   1.d.
    e. Other unused commitments .............................................   3818                1,106,688   1.e.
 2. Financial standby letters of credit and foreign office guarantees .......   3819                  682,177   2.
    a. Amount of financial standby letters of
       credit conveyed to others                       RCFD 3820       94,710                                   2.a.
 3. Performance standby letters of credit and foreign office guarantees .....   3821                    7,971   3.
    a. Amount of performance standby letters of
       credit conveyed to others                       RCFD 3822            0                                   3.a.
 4. Commercial and similar letters of credit ................................   3411                   55,767   4.
 5. Participations in acceptances (as described in the instructions) conveyed
    to others by the reporting bank .........................................   3428                        0   5.
 6. Participations in acceptances (as described in the instructions) acquired
    by the reporting (nonaccepting) bank ....................................   3429                        0   6.
 7. Securities borrowed .....................................................   3432                        0   7.
 8. Securities lent (including customers' securities lent where the customer
    is indemnified against loss by the reporting bank) ......................   3433                  469,332   8.
 9. Mortgages transferred (i.e., sold or swapped) with recourse that have been treated as sold for Call Report purposes:
    a. FNMA and FHLMC residental mortgage loan pools:
       (1) Outstanding principal balance of mortgages transferred as of the
           report date ......................................................   3650                        0   9.a.(1)
       (2) Amount of recourse exposure on these mortgages as of the report
           date .............................................................   3651                        0   9.a.(2)
    b. Private (non-government-issued or -guaranteed) residential mortgage loan pools:
       (1) Outstanding principal balance of mortgages transferred as of the
           report date ......................................................   3652                        0   9.b.(1)
       (2) Amount of recourse exposure on these mortgages as of the report
           date .............................................................   3653                        0   9.b.(2)
    c. Farmer Mac agricultural mortgage loan pools:
       (1) Outstanding principal balance of mortgages transferred as of the
           report date ......................................................   3654                        0   9.c.(1)
       (2) Amount of recourse exposure on these mortgages as of the report
           date .............................................................   3655                        0   9.c.(2)
10. When-issued securities:
    a. Gross commitments to purchase ........................................   3434                        0   10.a.
    b. Gross commitments to sell ............................................   3435                        0   10.b.
11. Interest rate contracts (exclude when-issued securities):
    a. Notional value of interest rate swaps ................................   3450                3,894,910   11.a.
    b. Futures and forward contracts ........................................   3823                        0   11.b.
    c. Option contracts (e.g., options on Treasuries):
       (1) Written option contracts .........................................   3824                  273,000   11.c.(1)
       (2) Purchased option contracts .......................................   3825                  498,000   11.c.(2)
12. Foreign exchange rate contracts:
    a. Notional value of exchange swaps (e.g., cross-currency swaps) ........   3826                        0   12.a.
    b. Commitments to purchase foreign currencies and U.S. dollar exchange
       (spot, forward, and futures) .........................................   3415                    3,700   12.b.
    c. Option contracts (e.g., options on foreign currency):
       (1) Written option contracts .........................................   3827                        0   12.c.(1)
       (2) Purchased option contracts .......................................   3828                        0   12.c.(2)
                                                                               -------------------------------

Legal Title of Bank:    BANK ONE, INDIANAPOLIS, NA                        Call Date: 9/30/94 ST-BK: 18-1980 FFIEC 031
Address:                111 MONUMENT CIRCLE, SUITE 481                                                      Page RC-15
City, State  Zip:       INDIANAPOLIS, IN 46277-0104
FDIC Certificate No.:   04345

Schedule RC-L--Continued
                                                                                                  ------------
                                                                                                      C461      <-
                                                                                ----------------- ------------
                                                Dollar Amounts in Thousands      RCFD    Bil     Mil     Thou
- -----------------------------------------------------------------------------   ------------------------------
13. Contracts on other commodities and equities:
    a. Notional value of other swaps (e.g., oil swaps) ......................   3829                        0   13.a.
    b. Futures and forward contracts (e.g., stock index and commodity--
       precious metals, wheat, cotton, livestock--contracts) ................   3830                        0   13.b.
    c. Option contracts (e.g., options on commodities, individual stocks and stock indexes):
       (1) Written option contracts .........................................   3831                        0   13.c.(1)
       (2) Purchased option contracts .......................................   3832                        0   13.c.(2)
14. All other off-balance sheet liabilities (itemize and describe each component of this item over 25% of Schedule RC, item 28, "Total equity
    capital") ...............................................................   3430                        0   14.
    a. TEXT 3555                                        RCFD 3555                                               14.a.
    b. TEXT 3556                                        RCFD 3556                                               14.b.
    c. TEXT 3557                                        RCFD 3557                                               14.c.
    d. TEXT 3558                                        RCFD 3558                                               14.d.
15. All other off-balance sheet assets (itemize and describe each component of this item over 25% of Schedule RC, item 28, "Total equity
    capital") ...............................................................   5591                        0   15.
    a. TEXT 5592                                        RCFD 5592                                               15.a.
    b. TEXT 5593                                        RCFD 5593                                               15.b.
    c. TEXT 5594                                        RCFD 5594                                               15.c.
    d. TEXT 5595                                        RCFD 5595                                               15.d.
                                                                               --------------------------------

Memoranda
                                                                                ------------------------------
                                                Dollar Amounts in Thousands      RCFD    Bil     Mil     Thou
- -----------------------------------------------------------------------------   ------------------------------
1. Not Applicable
2. Not Applicable
3. Unused commitments with an original maturity exceeding one year that are reported in Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of commitments that are fee paid or otherwise legally
   binding) .................................................................   3833                  841,928   M.3.
   a. Participations in commitments with an original maturity
      exceeding one year conveyed to others ......      RCFD 3834      34,704                                   M.3.a.
4. To be completed only by banks with $1 billion or more in total assets:
   Standby letters of credit and foreign office guarantees (both financial and performance) issued to non-U.S. addressees (domicile) included in
   Schedule RC-L, items 2 and 3, above ......................................   3377                      542   M.4.
5. TO BE COMPLETED FOR THE SEPTEMBER REPORT ONLY:
   Installment loans to individuals for household, family, and other personal expenditures that have been securitized and sold without recourse (with servicing retained), amounts outstanding by type of loan:
   a. Loans to purchase private passenger automobiles .......................   2741                      183   M.5.a.
   b. Credit cards and related plans ........................................   2742                        0   M.5.b.
   c. All other consumer installment credit (including mobile home loans) ...   2743                  169,513   M.5.c.
                                                                               -------------------------------

Legal Title of Bank:    BANK ONE, INDIANAPOLIS, NA                        Call Date: 9/30/94 ST-BK: 18-1980 FFIEC 031
Address:                111 MONUMENT CIRCLE, SUITE 481                                                      Page RC-16
City, State  Zip:       INDIANAPOLIS, IN 46277-0104
FDIC Certificate No.:   04345

Schedule RC-M--Memoranda
                                                                                                  ------------
                                                                                                     C465       <-
                                                                                ----------------- ------------
                                                Dollar Amounts in Thousands      RCFD    Bil     Mil     Thou
- -----------------------------------------------------------------------------   ------------------------------
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
   a. Aggregate amount of all extensions of credit to all executive officers,
      directors, principal shareholders, and their related interests ........   6164                 44,254     1.a.
   b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank
      (including extensions of credit to related interests) equals or exceeds
      the lesser of $500,000 or 5 percent of total capital       Number
                                                           -----------------
      as defined for this purpose in agency regulations.   RCFD 6165       8                                    1.b.
                                                           -----------------
2. Federal funds sold and securities purchased under agreements to resell with U.S. branches and agencies of FOREIGN BANKS(1) (included in Schedule
   RC, items 3.a and 3.b) ...................................................   3405                      0     2.
3. Not applicable.
4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others (include both retained servicing and purchased servicing):
   a. Mortgages serviced under a GNMA contract ..............................   5500                      0     4.a.
   b. Mortgages serviced under a FHLMC contract:
      (1) Serviced with recourse to servicer ................................   5501                      0     4.b.(1)
      (2) Serviced without recourse to servicer .............................   5502                      0     4.b.(2)
   c. Mortgages serviced under a FNMA contract:
      (1) Serviced under a regular option contract ..........................   5503                      0     4.c.(1)
      (2) Serviced under a special option contract ..........................   5504                      0     4.c.(2)
   d. Mortgages serviced under other servicing contracts ....................   5505                      0     4.d.
5. To be completed only by banks with $1 billion or more in total assets:
   Customers' liability to this bank on acceptances outstanding (sum of items
   5.a and 5.b must equal Schedule RC, item 9):
   a. U.S. addressees (domicile) ............................................   2103                    767     5.a.
   b. Non-U.S. addressees (domicile) ........................................   2104                    121     5.b.
6. Intangible assets:
   a. Mortgage servicing rights .............................................   3164                      0     6.a.
   b. Other identifiable intangible assets:
      (1) Purchased credit card relationships ...............................   5506                 26,479     6.b.(1)
      (2) All other identifiable intangible assets ..........................   5507                      0     6.b.(2)
   c. Goodwill ..............................................................   3163                  5,071     6.c.
   d. Total (sum of items 6.a through 6.c) (must equal Schedule RC, item 10).   2143                 31,550     6.d.
   e. Intangible assets that have been grandfathered for regulatory capital
      purposes ..............................................................   6442                      0     6.e.
                                                                               -------------------------------
                                                                                       YES               NO
7. Does your bank have any mandatory convertible debt that is part of your     -------------------------------
   Tier 2 capital? ..........................................................   6167                     X      7.
   If yes, complete items 7.a through 7.e:                                       RCFD    Bil     Mil     Thou
                                                                                ------------------------------
   a. Total equity contract notes, gross ....................................   3290                    N/A     7.a.
   b. Common or perpetual preferred stock dedicated to redeem the above notes   3291                    N/A     7.b.
   c. Total equity commitment notes, gross ..................................   3293                    N/A     7.c.
   d. Common or perpetual preferred stock dedicated to redeem the above notes   3294                    N/A     7.d.
   e. Total (item 7.a minus 7.b plus 7.c minus 7.d) .........................   3295                    N/A     7.e.
                                                                                ------------------------------

- ---------------
(1) Do NOT report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

Legal Title of Bank:    BANK ONE, INDIANAPOLIS, NA                        Call Date: 9/30/94 ST-BK: 18-1980 FFIEC 031
Address:                111 MONUMENT CIRCLE, SUITE 481                                                      Page RC-17
City, State  Zip:       INDIANAPOLIS, IN 46277-0104
FDIC Certificate No.:   04345

Schedule RC-M--Continued

                                                                                 ------------------------------
                                                Dollar Amounts in Thousands             Bil     Mil     Thou
- -----------------------------------------------------------------------------    ------------------------------
 8. a. Other real estate owned:
       (1) Direct and indirect investments in real estate ventures ...........   RCFD 5372                  0    8.a.(1)
       (2) All other real estate owned:
           (a) Construction and land development in domestic offices .........   RCON 5508              2,070    8.a.(2)(a)
           (b) Farmland in domestic offices ..................................   RCON 5509                  0    8.a.(2)(b)
           (c) 1-4 family residential properties in domestic offices .........   RCON 5510                 57    8.a.(2)(c)
           (d) Multifamily (5 or more) residential properties in domestic
               offices .......................................................   RCON 5511                  0    8.a.(2)(d)
           (e) Nonfarm nonresidential properties in domestic offices .........   RCON 5512              8,169    8.a.(2)(e)
           (f) In foreign offices ............................................   RCFN 5513                  0    8.a.(2)(f)
       (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC,
           item 7) ...........................................................   RCFD 2150             10,296    8.a.(3)
    b. Investments in unconsolidated subsidiaries and associated companies:
       (1) Direct and indirect investments in real estate ventures ...........   RCFD 5374                  0    8.b.(1)
       (2) All other investments in unconsolidated subsidiaries and associated
           companies .........................................................   RCFD 5375                  2    8.b.(2)
       (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC,
           item 8) ...........................................................   RCFD 2130                  2    8.b.(3)
    c. TOTAL ASSETS of unconsolidated subsidiaries and associated companies ..   RCFD 5376                928    8.c.
 9. Noncumulative perpetual preferred stock and related surplus included in
    Schedule RC, item 23, "Perpetual preferred stock and related surplus" ....   RCFD 3778                  0    9.
10. MUTUAL FUND AND ANNUITY SALES IN DOMESTIC OFFICES DURING THE QUARTER
    (INCLUDE PROPRIETARY, PRIVATE LABEL, AND THIRD PARTY MUTUAL FUNDS):
    a. MONEY MARKET FUNDS ....................................................   RCON 6441                 46    10.a.
    b. EQUITY SECURITIES FUNDS ...............................................   RCON 8427              1,598    10.b.
    c. DEBT SECURITIES FUNDS .................................................   RCON 8428              1,637    10.c.
    d. OTHER MUTUAL FUNDS ....................................................   RCON 8429                  1    10.d.
    e. ANNUITIES .............................................................   RCON 8430              6,210    10.e.
                                                                                -------------------------------


                                                                                ------------------------------
Memorandum                                      Dollar Amounts in Thousands      RCFD    Bil     Mil     Thou
- -----------------------------------------------------------------------------   ------------------------------
1. Interbank holdings of capital instruments (TO BE COMPLETED FOR THE
   DECEMBER REPORT ONLY):
   a. Reciprocal holdings of banking organizations' capital instruments .....   3836                    N/A     M.1.a.
   b. Nonreciprocal holdings of banking organizations' capital instruments ..   3837                    N/A     M.1.b.
                                                                               -------------------------------

Legal Title of Bank:    BANK ONE, INDIANAPOLIS, NA                        Call Date: 9/30/94 ST-BK: 18-1980 FFIEC 031
Address:                111 MONUMENT CIRCLE, SUITE 481                                                      Page RC-18
City, State  Zip:       INDIANAPOLIS, IN 46277-0104
FDIC Certificate No.:   04345

Schedule RC-N--Past Due and Nonaccrual Loans, Leases,
               and Other Assets

The FFIEC regards the information reported in
all of Memorandum item 1, in items 1 through 10,
column A, and in Memorandum items 2 through 4,
column A, as confidential.
                                                                                                                   ------------
                                                                                                                       C470     <-
                                   ------------------------------------------------------------------------------- ------------
                                             (Column A)                    (Column B)                      (Column C)
                                              Past due                    Past due 90                      Nonaccrual
                                           30 through 89                  days or more
                                           days and still                   and still
                                               accruing                     accruing
                                   ------------------------------ ------------------------------ ------------------------------
      Dollar Amounts in Thousands    RCFD    Bil     Mil     Thou   RCFD    Bil     Mil     Thou   RCFD    Bil     Mil     Thou
- ---------------------------------- ------------------------------ ------------------------------ ------------------------------
1. Loans secured by real estate:
   a. To U.S. addressees (domicile)  1245                           1246                   902      1247                16,462  1.a.
   b. To non-U.S. addressees
      (domicile) .................   1248                           1249                     0      1250                     0  1.b.
2. Loans to depository
   institutions and acceptances of
   other banks:
   a. To U.S. banks and other U.S.
      depository institutions ....   5377                           5378                     0      5379                     0  2.a.
   b. To foreign banks ...........   5380                           5381                     0      5382                     0  2.b.
3. Loans to finance agricultural
   production and other loans to
   farmers .......................   1594                           1597                     0      1583                   112  3.
4. Commercial and industrial
   loans:
   a. To U.S. addressees (domicile)  1251                           1252                    56      1253                18,004  4.a.
   b. To non-U.S. addressees
      (domicile) .................   1254                           1255                     0      1256                     0  4.b.
5. Loans to individuals for
   household, family, and other
   personal expenditures:
   a. Credit cards and related
      plans ......................   5383                           5384                 4,786      5385                     0  5.a.
   b. Other (includes single
      payment, installment, and
      all student loans) .........   5386                           5387                   367      5388                   782  5.b.
6. Loans to foreign governments
   and official institutions .....   5389                           5390                     0      5391                     0  6.
7. All other loans ...............   5459                           5460                    33      5461                   248  7.
8. Lease financing receivables:
   a. Of U.S. addressees (domicile)  1257                           1258                     0      1259                   198  8.a.
   b. Of non-U.S. addressees
      (domicile) .................   1271                           1272                     0      1791                     0  8.b.
9. Debt securities and other
   assets (exclude other real
   estate owned and other
   repossessed assets) ...........   3505                           3506                     0      3507                     0  9.
                                   --------------------------------------------------------------------------------------------

====================================================================================================================================

Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases.  Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

                                   ------------------------------ ------------------------------ ------------------------------
10. Loans and leases reported in    RCFD    Bil     Mil     Thou   RCFD    Bil     Mil     Thou   RCFD    Bil     Mil     Thou
    items 1 through 8 above        ------------------------------ ------------------------------ ------------------------------
    which are wholly or partially
    guaranteed by the U.S.
    government ...................   5612                           5613                   346      5614                   402 10.
    a.  Guaranteed portion of
        loans and leases included
        in item 10 above .........   5615                           5616                   346      5617                   341 10.a.
                                   --------------------------------------------------------------------------------------------

Legal Title of Bank:    BANK ONE, INDIANAPOLIS, NA                        Call Date: 9/30/94 ST-BK: 18-1980 FFIEC 031
Address:                111 MONUMENT CIRCLE, SUITE 481                                                      Page RC-19
City, State  Zip:       INDIANAPOLIS, IN 46277-0104
FDIC Certificate No.:   04345

Schedule RC-N--Continued

                                                                                                          ----------
                                                                                                             C473    <-
                                                  -------------------------------------------------------------------
                                                      (Column A)           (Column B)                (Column C)
                                                       Past due            Past due 90               Nonaccrual
                                                     30 through 89         days or more
                                                     days and still          and still
Memoranda                                               accruing              accruing
                                                  -------------------------------------------------------------------
                    Dollar Amounts in Thousands   RCFD  Bil  Mil  Thou    RCFD  Bil  Mil  Thou    RCFD  Bil  Mil  Thou
- ----------------------------------------------------------------------------------------------------------------------
1. Restructured loans and leases included in
   Schedule RC-N, items 1 through 8, above......  1658                    1659                    1661                   M.1.
2. Loans to finance commercial real estate,
   construction, and land development activities
   (NOT SECURED BY REAL ESTATE) included in
   Schedule RC-N, items 4 and 7, above..........  6558                    6559               0    6560             858   M.2.
                                                  --------------------------------------------------------------------
                                                  RCON  Bil  Mil  Thou    RCON  Bil  Mil  Thou    RCON  Bil  Mil  Thou
                                                  --------------------------------------------------------------------
3. Loans secured by real estate in domestic offices
   (included in Schedule RC-N, item 1, above):
   a. Construction and land development.........  2759                    2769               0    3492          10,872   M.3.a.
   b. Secured by farmland.......................  3493                    3494               0    3495             283   M.3.b.
   c. Secured by 1-4 family residential properties:
      (1) Revolving, open-end loans secured by
          1-4 family residential properties and
          extended under lines of credit........  5398                    5399               0    5400             119   M.3.c.(1)
      (2) All other loans secured by 1-4 family
          residential properties................  5401                    5402             103    5403           1,623   M.3.c.(2)
   d. Secured by multifamily (5 or more)
      residential properties....................  3499                    3500               0    3501             280   M.3.d.
   e. Secured by nonfarm nonresidential
      properties................................  3502                    3503             799    3504           3,285   M.3.e.
                                                  --------------------------------------------------------------------

                                                  --------------------------------------------
                                                      (Column A)              (Column B)
                                                      Past due 30             Past due 90
                                                    through 89 days           days or more
                                                  ---------------------------------------------
                                                  RCFD  Bil  Mil  Thou    RCFD  Bil  Mil  Thou
                                                  ---------------------------------------------
4. Interest rate, foreign exchange rate, and
   other commodity and equity contracts:
   a. Book value of amounts carried as assets...  3522                    3528               0    M.4.a.
   b. Replacement cost of contracts with a
      positive replacement cost.................  3529                    3530               0    M.4.b.
                                                  ---------------------------------------------

Legal Title of Bank:    BANK ONE, INDIANAPOLIS, NA                        Call Date: 9/30/94 ST-BK: 18-1980 FFIEC 031
Address:                111 MONUMENT CIRCLE, SUITE 481                                                      Page RC-20
City, State  Zip:       INDIANAPOLIS, IN 46277-0104
FDIC Certificate No.:   04345

Schedule RC-O--Other Data for Deposit Insurance Assessments

An amended Certified Statement should be submitted to the FDIC if the amounts reported in items 1 through 10 of this schedule are amended after the semiannual Certified Statement originally covering this report date has been filed with the FDIC.

                                                                                                   -----------
                                                                                                      C475    <-
                                                                                ------------------ -----------
                                                Dollar Amounts in Thousands      RCON    Bil     Mil     Thou
- -----------------------------------------------------------------------------   ------------------------------
 1. Unposted debits (see instructions):
    a. Actual amount of all unposted debits ..................................    0030                   N/A      1.a.
       OR
    b. Separate amount of unposted debits:
       (1) Actual amount of unposted debits to demand deposits................    0031                     0      1.b.(1)
       (2) Actual amount of unposted debits to time and savings deposits(1)...    0032                12,118      1.b.(2)
 2. Unposted credits (see instructions):
    a. Actual amount of all unposted credits .................................    3510                   N/A      2.a.
       OR
    b. Separate amount of unposted credits:
       (1) Actual amount of unposted credits to demand deposits...............    3512                 2,256      2.b.(1)
       (2) Actual amount of unposted credits to time and savings deposits(1)..    3514                23,061      2.b.(2)
 3. Uninvested trust funds (cash) held in bank's own trust department (not
    included in total deposits in domestic offices)...........................    3520                     0      3.
 4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions (not included in total deposits):
    a. Demand deposits of consolidated subsidiaries...........................    2211                    31      4.a.
    b. Time and savings deposits(1) of consolidated subsidiaries..............    2351                     0      4.b.
    c. Interest accrued and unpaid on deposits of consolidated subsidiaries...    5514                     0      4.c.
 5. Deposits in insured branches in Puerto Rico and U.S. territories and possessions:
    a. Demand deposits in insured branches (included in Schedule RC-E,
       Part II)...............................................................    2229                     0      5.a.
    b. Time and savings deposits(1) in insured branches (included in
       Schedule RC-E, Part II)................................................    2383                     0      5.b.
    c. Interest accrued and unpaid on deposits in insured branches
       (included in Schedule RC-G, item 1.b)..................................    5515                     0      5.c.
                                                                                  ---------------------------
                                                                                  ---------------------------
Item 6 is not applicable to state nonmember banks that have not been authorized by the Federal Reserve to act as pass-through correspondents.
 6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
    a. Amount reflected in demand deposits (included in Schedule RC-E,
       Part I, Memorandum item 4.a)...........................................    2314                     0      6.a.
    b. Amount reflected in time and savings deposits(1) (included in
       Schedule RC-E, Part I, Memorandum item 4.b)............................    2315                     0      6.b.
 7. Unamortized premiums and discounts on time and savings deposits:(1)
    a. Unamortized premiums...................................................    5516                     0      7.a.
    b. Unamortized discounts..................................................    5517                     0      7.b.

- -------------------------------------------------------------------------------------------------------------
 8. TO BE COMPLETED BY BANKS WITH "OAKAR DEPOSITS."
    Total "Adjusted Attributable Deposits" of all institutions acquired under     ----------------------------
    Section 5(d)(3) of the Federal Deposit Insurance Act (from most recent
    FDIC Oakar Transaction Worksheet(s)) .....................................    5518                   N/A      8.
                                                                                  ----------------------------
- ----------------------------------------------------------------------------------------------------------------------
                                                                                  ---------------------------
 9. Deposits in lifeline accounts.............................................    5596                            9.
10. BENEFIT-RESPONSIVE "DEPOSITORY INSTITUTION INVESTMENT CONTRACTS"
    (INCLUDED IN TOTAL DEPOSITS IN DOMESTIC OFFICES)..........................    8432                     0     10.
                                                                                  ---------------------------
- -------------
(1) For FDIC insurance assessment purposes, "time and savings deposits"
    consists of nontransaction accounts and all transaction accounts other than demand deposits.

                                                                30


Legal Title of Bank:       BANK ONE, INDIANAPOLIS, NA                        Call Date: 9/30/94 ST-BK: 18-1980 FFIEC 031
Address:                   111 MONUMENT CIRCLE, SUITE 481                                                      Page RC-21
City, State Zip:           INDIANAPOLIS, IN 46277-0104
FDIC Certificate No.:      04345
Schedule RC-O -- Continued

Memoranda (to be completed each quarter except as noted)



                                                   Dollar Amounts in Thousands    RCON           Bil Mil Thou
- ------------------------------------------------------------------------------    ---------------------------
 1. Total deposits in domestic offices of the bank (sum of Memorandum items 1.a.(1) and 1.b.(1) must equal Schedule RC, item 13.a):
    a. Deposit accounts of $100,000 or less:
       (1) Amount of deposit accounts of $100,000 or less ......................  2702           2,100,040     M.1.a.(1)
       (2) Number of deposit accounts of $100,000 or less (to be          Number
                                                                ----------------
           completed for the June report only) ...............  RCON 3779    N/A                               M.1.a.(2)
                                                                ----------------
    b. Deposit accounts of more than $100,000:
                                                                          Number
       (1) Amount of deposit accounts of more than $100,000 ..  ----------------  2710           1,424,576     M.1.b.(1)
       (2) Number of deposit accounts of more than $100,000 ..  RCON 2722  2,769                               M.1.b.(2)
                                                                ------------------------------------------
 2. Estimated amount of uninsured deposits in domestic offices of the bank:
    a. An estimate of your bank's uninsured deposits can be
       determined by multiplying the number of deposit
       accounts of more than $100,000 reported in Memorandum
       item 1.b.(2) above by $100,000 and subtracting the result
       from the amount of deposit accounts of more than
       $100,000 reported in Memorandum item 1.b.(1) above.

       Indicate in the appropriate box at the right whether your bank                       YES        NO
       has a method or procedure for determining a better estimate of uninsured   ------------------------
       deposits than the estimate described above .............................   6861                  X      M.2.a.
                                                                                  ------------------------
    b. If the box marked YES has been checked, report the estimate of             RCON        Bil Mil Thou
       uninsured deposits determined by using your bank's method or               ------------------------
       procedure ..............................................................   5597                 N/A     M.2.b.
                                                                                  ------------------------
<F/N>
- ----------------------------------------------------------------------------------------------------------
Person to whom questions about the Reports of Condition and Income should be directed:                C477 <-
                                                                                                      ----



MARY NELL PLANE, REGULATORY ACCOUNTING COORDINATOR                   (317) 321-8254
- ---------------------------------------------------------------      --------------------------------------
Name and Title (TEXT 8901)                                           Area code and phone number (TEXT 8902)


Legal Title of Bank:    BANK ONE, INDIANAPOLIS, NA                        Call Date: 9/30/94 ST-BK: 18-1980 FFIEC 031
Address:                111 MONUMENT CIRCLE, SUITE 481                                                      Page RC-22
City, State  Zip:       INDIANAPOLIS, IN 46277-0104
FDIC Certificate No.:   04345

Schedule RC-R--Risk-Based Capital

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item
12, for June 30, 1993, must complete items 2 through 9 and Memorandum item 1.  Banks with assets of less than $1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.

                                                                                                     -------------
                                                                                                         C480            <-
1. TEST FOR DETERMINING THE EXTENT TO WHICH SCHEDULE RC-R MUST BE COMPLETED.  TO BE COMPLETED        -------------
   ONLY BY BANKS WITH TOTAL ASSETS OF LESS THAN $1 BILLION.  Indicate in the appropriate              YES     NO
   box at the right whether the bank has total capital greater than or equal to eight percent     --------------------
   of adjusted total assets ..................................................................... RCFD 6056             1.
                                                                                                  --------------------
     For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).
     If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below.  If the box marked
   NO has been checked, the bank must complete the remainder of this schedule.
     A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

                                                     --------------------------------------------------------------
                                                              (Column A)                     (Column B)
                                                          Subordinated Debt(1)                  Other
                                                           and Intermediate                    Limited-
ITEMS 2 AND 3 ARE TO BE COMPLETED BY ALL BANKS.             Term Preferred                   Life Capital
                                                                 Stock                        Instruments
                                                     ------------------------------  ------------------------------
                        Dollar Amounts in Thousands   RCFD    Bil     Mil     Thou    RCFD    Bil     Mil     Thou
- ---------------------------------------------------- ------------------------------  ------------------------------
2. Subordinated debt(1) and other limited-life
   capital instruments (original weighted average
   maturity of at least five years) with a
   remaining maturity of:
   a. One year or less .............................   3780                     0       3786                    0       2.a.
   b. Over one year through two years ..............   3781                     0       3787                    0       2.b.
   c. Over two years through three years ...........   3782                     0       3788                    0       2.c.
   d. Over three years through four years ..........   3783                     0       3789                    0       2.d.
   e. Over four years through five years ...........   3784                     0       3790                    0       2.e.
   f. Over five years ..............................   3785                     0       3791                    0       2.f.
                                                     --------------------------------------------------------------

3. Total qualifying capital (i.e., Tier 1 and Tier 2                                     RCFD   Bil   Mil  Thou
   capital) allowable under the risk-based capital                                     ----------------------------
   guidelines .......................................................................   3792              615,915       3.

                                                     --------------------------------------------------------------
                                                              (Column A)                     (Column B)
ITEMS 4-9 AND MEMORANDUM ITEM 1 ARE TO BE COMPLETED             Assets                      Credit Equiv-
BY BANKS THAT ANSWERED NO TO ITEM 1 ABOVE AND                 Recorded                      alent Amount
BY BANKS WITH TOTAL ASSETS OF $1 BILLION OR MORE.              on the                      of Off-Balance
                                                            Balance Sheet                  Sheet Items(2)
                                                     ------------------------------  ------------------------------
4. Assets and credit equivalent amounts of off-       RCFD    Bil     Mil     Thou    RCFD    Bil     Mil     Thou
   balance sheet items assigned to the Zero percent  ------------------------------  ------------------------------
   risk category:
   a. Assets recorded on the balance sheet:
      (1) Securities issued by, other claims on,
          and claims unconditionally guaranteed
          by, the U.S. Government and its agencies
          and other OECD central governments .......  3794                581,338                                       4.a.(1)
      (2) All other ................................  3795                117,158                                       4.a.(2)
   b. Credit equivalent amount of off-balance sheet
      items ........................................                                    3796                    0       4.b.
                                                     --------------------------------------------------------------

- ---------------
(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.e, "Total."
(2) Do not report in column B the risk-weighted amount of assets reported in column A.

Legal Title of Bank:    BANK ONE, INDIANAPOLIS, NA                        Call Date: 9/30/94 ST-BK: 18-1980 FFIEC 031
Address:                111 MONUMENT CIRCLE, SUITE 481                                                      Page RC-23
City, State  Zip:       INDIANAPOLIS, IN 46277-0104
FDIC Certificate No.:   04345

Schedule RC-R--Continued

                                                                            --------------------------------------------
                                                                                 (Column A)            (Column B)
                                                                                   Assets             Credit Equiv-
                                                                                  Recorded             alent Amount
                                                                                   on the             of Off-Balance
                                                                                Balance Sheet          Sheet Items(1)
                                                                            --------------------------------------------
                                             Dollar Amounts in Thousands    RCFD  Bil  Mil  Thou    RCFD  Bil  Mil  Thou
- ------------------------------------------------------------------------------------------------------------------------
5. Assets and credit equivalent amounts of off-balance sheet items assigned to the 20 percent risk category:
   a. Assets recorded on the balance sheet:
      (1) Claims conditionally guaranteed by the U.S. Government and its
          agencies and other OECD central governments.....................  3798          71,220                           5.a.(1)
      (2) Claims collateralized by securities issued by the U.S.
          Government and its agencies and other OECD central governments;
          by securities issued by U.S. Government-sponsored agencies; and
          by cash on deposit..............................................  3799           9,840                           5.a.(2)
      (3) All other.......................................................  3800         611,414                           5.a.(3)
   b. Credit equivalent amount of off-balance sheet items.................                          3801         636,095   5.b.
6. Assets and credit equivalent amounts of off-balance sheet items assigned to the 50 percent risk category:
   a. Assets recorded on the balance sheet................................  3802         480,126                           6.a.
   b. Credit equivalent amount of off-balance sheet items.................                          3803          17,844   6.b.
7. Assets and credit equivalent amounts of off-balance sheet items assigned to the 100 percent risk category:
   a. Assets recorded on the balance sheet................................  3804       3,846,210                           7.a.
   b. Credit equivalent amount of off-balance sheet items.................                          3805         991,068   7.b.
8. On-balance sheet asset values excluded from the calculation of the
   risk-based capital ratio(2)............................................  3806         (25,187)                          8.
9. Total assets recorded on the balance sheet (sum of items 4.a, 5.a,
   6.a, 7.a, and 8, column A) (must equal Schedule RC, item 12 plus items
   4.b and 4.c)...........................................................  3807       5,692,119                           9.
                                                                            --------------------------------------------

                                                                            --------------------------------------------
                                                                                (Column A)             (Column B)
                                                                                 Notional              Replacement
                                                                                 Principal                Cost
Memorandum                                                                         Value              (Market Value)
                                                                            -------------------------------------------
                                             Dollar Amounts in Thousands    RCFD  Bil  Mil  Thou    RCFD  Bil  Mil  Thou
- ------------------------------------------------------------------------------------------------------------------------
1. Notional principal value and replacement cost of interest rate and foreign exchange rate contracts (in column B, report only those contracts with a positive replacement cost):
   a. Interest rate contracts (exclude futures contracts).................                          3808          41,114   M.1.a.
      (1) With a remaining maturity of one year or less...................  3809         371,085                           M.1.a.(1)
      (2) With a remaining maturity of over one year......................  3810       3,248,815                           M.1.a.(2)
   b. Foreign exchange rate contracts (exclude contracts with an original
      maturity of 14 days or less and futures contracts)..................                          3811               0   M.1.b.
      (1) With a remaining maturity of one year or less...................  3812             715                           M.1.b.(1)
      (2) With a remaining maturity of over one year......................  3813               0                           M.1.b.(2)

- ------------
(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Until a final rule on the regulatory capital treatment of net unrealized holding gains (losses) on available-for-sale securities that is applicable to the reporting bank has taken effect, a bank that has adopted FASB Statement No. 115 should include the difference between the fair value and the amortized cost of its available-for-sale securities in item 8 and report the amortized cost of these securities in items 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts)
    not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.

Legal Title of Bank:        BANK ONE, INDIANAPOLIS, NA                     CALL DATE: 9/30/94  ST-BK: 18-1980  FFIEC 031
Address:                    111 MONUMENT CIRCLE, SUITE 481                                                     PAGE RC-24
City, State Zip:            INDIANAPOLIS, IN 46277-0104
FDIC Certificate No.:       04345


              Optional Narrative Statement Concerning the Amounts
                Reported in the Reports of Condition and Income
                  at close of business on September 30, 1994

BANK ONE, INDIANAPOLIS, NA        INDIANAPOLIS              ,     INDIANA
- ------------------------------    --------------------------    -------------
Legal Title of Bank               City                           State


The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No consent" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No consent," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

- -------------------------------------------------------------------------------
NO CONSENT _X_ (RCON 6979)                                     C471    C472  <-
                                                             ----------------
BANK MANAGEMENT STATEMENT (please type or print clearly):
(TEXT 6980)

                               /s/ Donald E. Hinkle           10/25/94
                               ----------------------------   -----------------
                               Signature of Executive         Date of Signature
                               Officer of Bank